UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 – April 30, 2011

Item 1: Reports to Shareholders

Vanguard Selected Value Fund
Semiannual Report

April 30, 2011

> For the six months ended April 30, 2011, Vanguard Selected Value Fund returned about 18%.

> The fund modestly lagged both the gain of its benchmark index and the average return for mid-capitalization value funds.

> The advisors’ selections in the industrial sector and an underweighting in energy stocks hurt the fund’s performance relative to its benchmark index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	21
Trustees Approve Advisory Agreements.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended April 30, 2011

Total
Returns
Vanguard Selected Value Fund	18.05%
Russell Midcap Value Index	18.95
Mid-Cap Value Funds Average	19.40
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2010 , Through April 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$17.73	$20.61	$0.291	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Selected Value Fund returned 18.05% for the six months ended April 30, 2011. The fund trailed its benchmark, the Russell Midcap Value Index, as well as the average return for mid-cap value funds.

The fund posted gains across the market, with financial and consumer discretionary holdings adding the most to returns. The fund’s advisors kept a relatively large portion of assets in cash for the six months. This hurt overall performance, since stocks produced such strong results while cash investments returned very little. Security selection in the industrial sector and an underweighting in energy stocks also weighed on returns relative to the index.

I want to note that on May 11, we lowered the minimum investment requirement for most Vanguard funds—including Selected Value—to $3,000. This change reflects our efforts to increase the accessibility of Vanguard funds.

Stock returns were strong around the globe
The headlines were dominated by political upheaval, natural and nuclear disaster, and economic distress, but global stock markets produced outstanding returns for the six months ended April 30. The broad U.S. stock market returned more than 17%. Although rising food and gasoline prices put pressure on consumer budgets, corporate earnings growth remained strong, and the pace of job creation bounced back from extremely depressed levels.

2

For U.S.-based investors, international stock markets produced a smaller but still robust six-month return of 12.44% in U.S. dollars. Almost half of this return reflected exchange-rate gains produced largely by strength in the euro and currencies in emerging economies.

As the economy found its footing, interest rates edged higher
Rising longer-term interest rates put pressure on bond prices, restraining fixed income returns for the six-month period. The broad taxable U.S. bond market had a flat return, while the broad municipal market returned –1.68%. The climb in rates reflected both confidence that the economic recovery would prove self- sustaining and anxiety that higher rates would be necessary to help curb inflation.

Even so, inflation expectations remained subdued, as measured by the difference between the yields of nominal and inflation-protected U.S. Treasury bonds.

The return from short-term money market instruments such as the 3-month U.S. Treasury bill remained near 0%, consistent with the Federal Reserve’s target for short-term rates.

Mid-cap companies outperformed the broad U.S. stock market
Vanguard Selected Value Fund invests in stocks of mid-sized companies that the fund’s advisors view as being significantly undervalued. The fund’s focus on the middle capitalization range put it in the market’s sweet spot during the period, as investors continued to prefer mid-

Market Barometer

			Total Returns
		Periods Ended April 30, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	17.12%	18.02%	3.30%
Russell 2000 Index (Small-caps)	23.73	22.20	3.89
Dow Jones U.S. Total Stock Market Index	17.28	18.40	3.65
MSCI All Country World Index ex USA (International)	12.44	19.73	3.55

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	0.02%	5.36%	6.33%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-1.68	2.20	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.02

CPI
Consumer Price Index	2.83%	3.16%	2.22%

3

and small-cap stocks over shares of larger companies. Although the fund was a step behind its comparative measures, its return of 18.05% outpaced the 17.28% return of the broad U.S. market for the period.

Strong stock selection in the financial sector added the most to the Selected Value Fund’s half-year return. The fund’s exposure to credit card companies was a strength. Holdings in Capital One Financial (+47%), SLM (+39%), and Discover Financial Services (+25%) together added 2.3 percentage points to the fund’s total return. In addition, the fund benefited from its modest exposure to real estate investment trusts (REITs) during the period.

Consumer discretionary holdings also helped boost Selected Value’s return. In general, the sector benefited from increased consumer spending and strong corporate earnings during the six months. The department store Dillard’s (+89%) and specialty retailer Limited Brands (+55%) were among the fund’s top performers for the period.

In comparison with the benchmark index, the fund suffered from the advisors’ stock selection in the industrial sector.

In particular, the fund’s exposure to the airlines JetBlue (–19%) and Air France (–3%)—neither of which is represented in the index—weighed on results. Airline stocks fell during the period as the price of oil skyrocketed.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Selected Value Fund	0.47%	1.39%

The fund expense ratio shown is from the prospectus dated February 24, 2011, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2011, the fund’s annualized expense ratio was 0.46%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Mid-Cap Value Funds.

4

In relative terms, the fund also was hurt by having less exposure than the index to energy stocks—more specifically, oil exploration and production companies. The advisors’ allocation to cash investments was a further drag on performance, as noted earlier.

Volatility is inevitable, so focus on the future
The stock market turned in impressive results for the past six months, and small- and mid-sized companies did even better than their larger counterparts. As investors, we know to expect periods like this—when small- and mid-cap stocks outperform large-caps, or vice versa. And then there are times when one asset class does better than another, as well as times when both stocks and bonds perform exceptionally well, quite poorly, or somewhere in between.

The bottom line is that the financial markets are unpredictable, and there’s no way to be sure what they’ll do next.

At Vanguard, we believe that the best way to deal with the market’s short-term volatility is to ignore it and, instead, focus on the long term. We counsel investors to create an investment plan that includes a mix of stock, bond, and money market funds that is appropriate for their goals and risk tolerance—and to stick with that plan regardless of market conditions.

In February, Vanguard Selected Value Fund celebrated its 15th anniversary. Barrow, Hanley, Mewhinney & Strauss, a firm widely respected for its approach to value investing, has advised the fund since its inception. Although Selected Value got off to a rough start, its performance improved starting in 1999, when Jim Barrow assumed responsibility for the portfolio. Within a few years, Jim was joined by colleague Mark Giambrone. And since 2005, Donald Smith and Richard Greenberg of Donald Smith & Co. have brought their expertise and long experience in “deep” value investing to the service of fund shareholders. The talents of these portfolio managers have helped make the Selected Value Fund an attractive means of investing in seemingly undervalued mid-cap companies, which can be an important component of a well-diversified portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 12, 2011

5

Advisors’ Report

For the six months ended April 30, 2011, Vanguard Selected Value Fund returned 18.05%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on May 16, 2011.

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers:
James P. Barrow, Executive Director

Mark Giambrone, Managing Director

Over the past six months the market has been robust, although volatile, with substantial returns. We continue to see a modest increase in economic activity and believe that such an environment can lead to solid earnings improvements and a modest uptrend for stocks. Among our remaining worries are the continued rise in commodity costs and the potential for meaningful inflation. We continue to monitor these factors closely, but believe

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	72	3,187	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	24	1,058	Conducts fundamental research on the lowest
			price-to-tangible-book-value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments	4	193	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

that the portfolio is well-positioned with quality companies that have good earnings and cash-flow prospects, pay above-average yields, and have below-market valuations.

Compared with the benchmark index, we continue to be overweighted in sectors that have tremendous valuation potential and should offer earnings stability or a meaningful rebound in earnings as the economy improves. These include industrials, consumer discretionary, and health care. Over the past six months, our overweighted exposure to health care boosted return for the first time since the health care reform debate began, and we believe these stocks still contain significant upside potential. It is becoming clearer that draconian outcomes related to reform are not likely, and we think the fundamentals of these businesses deserve a much higher valuation.

Our top-performing sector for the period was financials, where we are slightly underweighted but continue to find selective opportunities. Notable results came from companies that we focused on because of our belief that the consumer credit cycle is improving. These included Capital One Financial, SLM, and Discover Financial.

Our underweighting of the energy sector was the portfolio’s biggest detractor in the period. Commodity prices have been very strong, lifting these stocks significantly. Unfortunately, owing to our focus on earnings and cash flow, there aren’t many mid-capitalization energy names that fit our parameters, and we are likely to maintain the underweighted position. Our overweighting of industrials also hurt performance, as inflation pressures detracted from these companies’ profitability. At present we believe this is a short-term issue.

We continue to de-emphasize other areas in which the current and future economic environment does not seem particularly conducive to valuations or company fundamentals do not match our investment parameters. Therefore, we are underweighted in materials, telecommunication services, consumer staples, and utilities.

Donald Smith & Co., Inc.

Portfolio Managers:
Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Senior Vice President

The portfolio at the end of April 2011 continued to meet our criteria for owning a concentrated set of low price-to-tangible-book-value stocks with attractive long-term earnings potential. On average, the stocks we hold currently sell at 96% of tangible book value—meaning the market price of the companies’ concrete assets—and 9.3 times our estimate of “normalized” earnings, which exclude atypical influences. In contrast, the S&P 500 sells at 486% of tangible book value and 15.8 times normalized earnings.

7

Our large cash position in a sharply rising market served as a drag on performance during the six months. Also detracting were the stocks of two airlines—Air France and JetBlue—whose profitability has been affected by higher fuel costs. Some of the more defensive industries, such as utilities and insurance, lagged the market. Our top performers included Tesoro (+109.3%), which benefited from the rising profitability of its oil refining operations, and the retailer Dillard’s, which reported better-than-expected earnings and continued its aggressive stock buyback program.

We eliminated positions in Flextronics and Semiconductor Manufacturing, and we scaled back in Dillard’s, Pinnacle West, Tesoro and Domtar; most of these were sold after substantial appreciation. We increased positions in Air France-KLM, Yamana Gold, Constellation Energy, GenOn, Ingram Micro, JetBlue, Montpelier Re, and Unum. A small new position was initiated in XL Group.

Our four largest industry weightings are in insurance, technology, utilities, and airlines. On average, the insurance stocks we hold sell at about 80% of tangible book value. It appears that recent catastrophes (e.g., Japan’s disasters and the New Zealand earthquake) may lead to rising insurance rates. Most of these companies have been wisely buying back stock at discounts to book value. In technology, we own shares of Micron and Ingram Micro, companies with superior balance sheets that will allow them to grow, weather any industry downturn, or buy back stock; they will be beneficiaries of the continued strong demand for new technology products.

The portfolio’s utility stocks are generally more defensive in nature. At the end of April, one of these companies, Constellation Energy, agreed to an attractive merger with Exelon. Finally, the airline companies should benefit from lower capacity, a stronger pricing environment, and more ancillary revenues, such as baggage fees. Any abatement in the oil price increase could serve as a catalyst for strong appreciation in stocks.

8

Selected Value Fund

Fund Profile
As of April 30, 2011

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	64	536	3,817
Median Market Cap	$8.4B	$7.8B	$31.8B
Price/Earnings Ratio	14.9x	19.2x	17.7x
Price/Book Ratio	1.5x	1.7x	2.4x
Return on Equity	12.0%	10.6%	18.9%
Earnings Growth Rate	-2.3%	0.2%	5.9%
Dividend Yield	2.1%	1.9%	1.7%
Foreign Holdings	5.8%	0.0%	0.0%
Turnover Rate
(Annualized)	33%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.47%	—	—
30-Day SEC Yield	1.40%	—	—
Short-Term Reserves	7.0%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	13.5%	10.9%	11.8%
Consumer Staples	3.6	6.7	9.4
Energy	7.6	11.9	11.6
Financials	26.5	29.3	15.8
Health Care	8.2	5.5	11.1
Industrials	14.1	10.5	11.6
Information
Technology	11.3	6.1	18.5
Materials	4.8	5.3	4.5
Telecommunication
Services	0.1	1.9	2.6
Utilities	10.3	11.9	3.1

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.96	0.96
Beta	0.84	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Capital One Financial
Corp.	Consumer Finance	2.3%
Discover Financial
Services	Consumer Finance	2.2
Murphy Oil Corp.	Integrated Oil &
	Gas	2.2
Yamana Gold Inc.	Gold	2.1
Coventry Health Care	Managed Health
Inc.	Care	2.1
Constellation Energy	Independent Power
Group Inc.	Producers & Energy
	Traders	2.1
Willis Group Holdings plc	Insurance Brokers	2.1
Goodrich Corp.	Aerospace &
	Defense	2.1
Seadrill Ltd.	Oil & Gas Drilling	2.0
Hanesbrands Inc.	Apparel,
	Accessories &
	Luxury Goods	2.0
Top Ten		21.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 24, 2011, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2011, the annualized expense ratio was 0.46%.

9

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2000, Through April 30, 2011

Note: For 2011, performance data reflect the six months ended April 30, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	18.46%	5.36%	8.91%

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

10

Selected Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (89.5%)[1]
Consumer Discretionary (12.3%)
*	Hanesbrands Inc.	2,694,900	87,611
	Stanley Black &
	Decker Inc.	1,196,600	86,933
	International Game
	Technology	4,724,300	83,573
	Newell Rubbermaid Inc.	3,854,400	73,465
	Limited Brands Inc.	1,617,300	66,568
*	Royal Caribbean
	Cruises Ltd.	1,482,800	59,045
	Dillard’s Inc. Class A	1,154,527	55,440
	Service Corp. International	2,627,000	30,920
			543,555
Consumer Staples (2.9%)
	Lorillard Inc.	633,800	67,500
	Reynolds American Inc.	1,678,000	62,270
			129,770
Energy (6.6%)
	Murphy Oil Corp.	1,231,800	95,440
^	Seadrill Ltd.	2,467,900	87,981
	Spectra Energy Corp.	1,664,900	48,349
*	Tesoro Corp.	1,437,184	38,976
^	Overseas Shipholding
	Group Inc.	472,900	13,175
	Noble Corp.	174,597	7,509
			291,430
Financials (24.2%)
	Capital One
	Financial Corp.	1,845,300	100,993
	Discover Financial
	Services	3,914,600	97,239
	Willis Group Holdings plc	2,242,900	92,677
*	SLM Corp.	5,239,600	86,925
	PNC Financial Services
	Group Inc.	1,362,812	84,958

			Market
			Value
		Shares	($000)
	Fifth Third Bancorp	6,025,500	79,958
	CNA Financial Corp.	2,513,182	78,009
	Ameriprise Financial Inc.	1,106,400	68,663
	XL Group plc Class A	2,656,100	64,862
	Essex Property Trust Inc.	470,900	63,798
	New York Community
	Bancorp Inc.	3,111,300	51,648
	Everest Re Group Ltd.	506,817	46,181
	Annaly Capital
	Management Inc.	2,320,500	41,398
	Unum Group	1,401,490	37,111
	Chubb Corp.	509,100	33,188
	Axis Capital Holdings Ltd.	774,300	27,379
	American National
	Insurance Co.	164,858	13,040
	Montpelier Re
	Holdings Ltd.	416,863	7,541
			1,075,568
Health Care (7.2%)
*	Coventry Health Care Inc.	2,899,200	93,557
	Omnicare Inc.	2,648,200	83,207
	Cardinal Health Inc.	1,679,100	73,360
	CIGNA Corp.	1,510,700	70,746
			320,870
Industrials (12.7%)
	Goodrich Corp.	1,048,400	92,647
	Eaton Corp.	1,552,200	83,089
*	Air France-KLM ADR	4,286,564	75,851
	Masco Corp.	4,647,800	62,374
	L-3 Communications
	Holdings Inc.	759,300	60,888
	ITT Corp.	972,000	56,172
	SPX Corp.	571,000	49,363
	Dun & Bradstreet Corp.	529,500	43,514
*	JetBlue Airways Corp.	7,389,729	41,826
			565,724

11

Selected Value Fund

		Market
		Value
	Shares	($000)
Information Technology (9.8%)
* Micron Technology Inc.	7,729,916	87,271
Molex Inc.	3,062,300	82,682
* Ingram Micro Inc.	4,190,311	78,485
Xerox Corp.	6,548,400	66,073
Western Union Co.	2,826,600	60,065
Computer Sciences Corp.	1,177,700	60,039
		434,615
Materials (4.3%)
Yamana Gold Inc.	7,494,300	95,253
Sealed Air Corp.	3,324,000	85,660
Domtar Corp.	112,570	10,471
		191,384
Utilities (9.5%)
Constellation Energy
Group Inc.	2,568,237	93,535
CenterPoint Energy Inc.	3,839,300	71,411
MDU Resources
Group Inc.	2,962,300	70,769
Pinnacle West
Capital Corp.	1,513,505	65,671
Xcel Energy Inc.	2,535,300	61,684
Oneok Inc.	505,100	35,327
* GenOn Energy Inc.	3,553,218	13,964
NV Energy Inc.	668,340	10,152
		422,513
Total Common Stocks
(Cost $2,970,814)		3,975,429

		Market
		Value
	Shares	($000)
Temporary Cash Investments (12.0%)[1]
Money Market Fund (11.6%)
[2,3] Vanguard Market Liquidity
Fund, 0.179%	515,955,127	515,955

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.4%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.150%, 5/25/11	10,000	9,999
[4,5] Federal Home Loan
Bank Discount Notes,
0.110%, 6/17/11	3,000	3,000
[4,5] Freddie Mac Discount
Notes, 0.281%, 6/21/11	2,500	2,500
		15,499
Total Temporary Cash Investments
(Cost $531,453)		531,454
Total Investments (101.5%)
(Cost $3,502,267)		4,506,883
Other Assets and Liabilities (-1.5%)
Other Assets		8,014
Liabilities[3]		(76,192)
		(68,178)
Net Assets (100%)
Applicable to 215,401,913 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,438,705
Net Asset Value Per Share		$20.61

12

Selected Value Fund

At April 30, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	3,727,088
Undistributed Net Investment Income	9,075
Accumulated Net Realized Losses	(311,549)
Unrealized Appreciation (Depreciation)
Investment Securities	1,004,616
Futures Contracts	9,475
Net Assets	4,438,705

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $25,543,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to future investments, the fund’s effective common stock and temporary cash investment positions represent 93.8% and 7.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $25,865,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $12,749,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Selected Value Fund

Statement of Operations

Six Months Ended
April 30, 2011
($000)
Investment Income
Income
Dividends[1]	44,674
Interest[2]	510
Security Lending	90
Total Income	45,274
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,563
Performance Adjustment	905
The Vanguard Group—Note C
Management and Administrative	3,313
Marketing and Distribution	457
Custodian Fees	24
Shareholders’ Reports	25
Trustees’ Fees and Expenses	3
Total Expenses	9,290
Expenses Paid Indirectly	(172)
Net Expenses	9,118
Net Investment Income	36,156
Realized Net Gain (Loss)
Investment Securities Sold	142,536
Futures Contracts	16,859
Realized Net Gain (Loss)	159,395
Change in Unrealized Appreciation (Depreciation)
Investment Securities	464,512
Futures Contracts	5,480
Change in Unrealized Appreciation (Depreciation)	469,992
Net Increase (Decrease) in Net Assets Resulting from Operations	665,543

1 Dividends are net of foreign withholding taxes of $36,000.
2 Interest income from an affiliated company of the fund was $488,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Selected Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,156	50,597
Realized Net Gain (Loss)	159,395	(26,512)
Change in Unrealized Appreciation (Depreciation)	469,992	604,494
Net Increase (Decrease) in Net Assets Resulting from Operations	665,543	628,579
Distributions
Net Investment Income	(60,410)	(46,869)
Realized Capital Gain	—	—
Total Distributions	(60,410)	(46,869)
Capital Share Transactions
Issued	408,929	628,925
Issued in Lieu of Cash Distributions	54,298	41,576
Redeemed[1]	(268,887)	(464,396)
Net Increase (Decrease) from Capital Share Transactions	194,340	206,105
Total Increase (Decrease)	799,473	787,815
Net Assets
Beginning of Period	3,639,232	2,851,417
End of Period[2]	4,438,705	3,639,232

1 Net of redemption fees for fiscal 2011 and 2010 of $155,000 and $459,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $9,075,000 and $33,329,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$17.73	$14.78	$12.48	$22.11	$21.38	$18.99
Investment Operations
Net Investment Income	.171	.250	.254	.390[1]	.400	.350
Net Realized and Unrealized Gain (Loss)
on Investments	3.000	2.941	2.463	(8.100)	1.700	3.180
Total from Investment Operations	3.171	3.191	2.717	(7.710)	2.100	3.530
Distributions
Dividends from Net Investment Income	(.291)	(.241)	(.417)	(.370)	(.320)	(.290)
Distributions from Realized Capital Gains	—	—	—	(1.550)	(1.050)	(.850)
Total Distributions	(.291)	(.241)	(.417)	(1.920)	(1.370)	(1.140)
Net Asset Value, End of Period	$20.61	$17.73	$14.78	$12.48	$22.11	$21.38

Total Return[2]	18.05%	21.75%	22.77%	-37.79%	10.15%	19.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,439	$3,639	$2,851	$2,422	$4,991	$4,326
Ratio of Total Expenses to
Average Net Assets[3]	0.46%	0.47%	0.52%	0.38%	0.42%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.80%	1.52%	1.93%	2.21%	1.74%	1.75%
Portfolio Turnover Rate	33%	22%	30%	23%	33%	37%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.05%, 0.05%, (0.03%), (0.02%), and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and for the period ended April 30, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

17

Selected Value Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before an increase of $905,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2011, the fund had contributed capital of $695,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses For the six months ended April 30, 2011, these arrangements reduced the fund’s expenses by $172,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

18

Selected Value Fund

The following table summarizes the fund’s investments as of April 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,975,429	—	—
Temporary Cash Investments	515,955	15,499	—
Futures Contracts—Assets[1]	670	—	—
Total	4,492,054	15,499	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2011	486	165,204	8,750
E-mini S&P 500 Index	June 2011	363	24,679	725

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2010, the fund had available capital loss carryforwards totaling $466,345,000 to offset future net capital gains of $194,512,000 through October 31, 2016, $249,339,000 through October 31, 2017, and $22,494,000 through October 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

19

Selected Value Fund

At April 30, 2011, the cost of investment securities for tax purposes was $3,502,267,000. Net unrealized appreciation of investment securities for tax purposes was $1,004,616,000, consisting of unrealized gains of $1,086,303,000 on securities that had risen in value since their purchase and $81,687,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2011, the fund purchased $704,478,000 of investment securities and sold $592,410,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2011	October 31, 2010
	Shares	Shares
	(000)	(000)
Issued	21,279	37,789
Issued in Lieu of Cash Distributions	2,899	2,571
Redeemed	(14,032)	(28,069)
Net Increase (Decrease) in Shares Outstanding	10,146	12,291

J. In preparing the financial statements as of April 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended April 30, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2010	4/30/2011	Period
Based on Actual Fund Return	$1,000.00	$1,180.50	$2.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.51	2.31

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Selected Value Fund has renewed the fund’s investment advisory agreements with Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow, Hanley, Mewhinney & Strauss, LLC. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios and price/book-value ratios and above-average current yields. The firm has advised the fund since its inception in 1996.

Donald Smith & Co., Inc. Founded in 1983, Donald Smith is a deep-value-oriented firm that manages large-, mid-, and small-cap value portfolios and employs a strictly bottom-up approach. The portfolio managers invest in out-of-favor companies selling at discounts to tangible book value. Donald Smith looks for companies in the bottom decile of price/tangible-book ratios that have a positive outlook for earnings potential over the next two to four years. The firm has managed a portion of the fund since 2005.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer-funds average. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Barrow Hanley and Donald Smith in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

23

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for the advisors. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of	Martha G. King
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of
Business Administration at Dartmouth College.	Chairman Emeritus and Senior Advisor

John J. Brennan
Executive Officers	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	Founder
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group since 2010; Assistant Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9342 062011

Vanguard Mid-Cap Growth Fund
Semiannual Report

April 30, 2011

> Vanguard Mid-Cap Growth Fund returned about 21% for the six months ended April 30, 2011.

> The fund’s return trailed that of its benchmark and the average return of mid-cap growth funds.

> Holdings in the consumer staples and health care arenas were among the fund’s strongest performers. Consumer discretionary and financial stocks hindered the fund’s relative performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	21
Trustees Approve Advisory Agreements.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended April 30, 2011

Total
Returns
Vanguard Mid-Cap Growth Fund	21.39%
Russell Midcap Growth Index	22.62
Mid-Cap Growth Funds Average	22.76
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2010 , Through April 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$17.54	$21.27	$0.020	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Mid-Cap Growth Fund returned about 21% for the six months ended April 30, 2011. Despite the strong performance, the fund’s return trailed that of its benchmark, the Russell Midcap Growth Index, and the average return of its peer funds.

The fund’s mid-capitalization holdings continued to find favor with investors, who tended to prefer mid- and small-cap stocks to the shares of larger companies during the period. The fund also continued to benefit from its focus on growth, as growth stocks in general outdistanced their value counterparts.

For the six-month period, the fund’s consumer staples and health care selections were among the best performers. However, consumer discretionary and financial holdings lagged their counterparts in the index, hindering the fund’s relative performance.

Please note that on May 11, Vanguard lowered the minimum investment requirement for the Investor Shares of most Vanguard funds, including Mid-Cap Growth, to $3,000. This change reflects our efforts to simplify our approach to offering Investor Shares and to increase the accessibility of Vanguard funds.

2

Strong returns around the globe
The headlines were dominated by political upheaval, natural and nuclear disaster, and economic distress, but global stock markets produced outstanding returns for the six months ended April 30. The broad U.S. stock market returned more than 17%. Although rising food and gasoline prices put pressure on consumer budgets, corporate earnings growth remained strong and the pace of new job creation bounced back from extremely depressed levels.

For U.S.-based investors, international stock markets produced a smaller but still robust six-month return of 12.44% in U.S. dollars. Almost half of this return reflected exchange-rate gains produced largely by strength in the euro and currencies in emerging economies.

As the economy found its footing, rates edged higher
Rising longer-term interest rates put pressure on bond prices, which led to modest bond market returns for the six-month period. The broad taxable U.S. bond market returned about 0%. The broad municipal market returned –1.68%. The rise in rates reflected both confidence that the economic recovery would prove self-sustaining and thus nudge rates higher, and nervousness that higher rates would be necessary to provide some protection from inflation. Even so, inflation expectations remained subdued, as measured by the difference between the yields of inflation-protected and nominal U.S. Treasury bonds.

Market Barometer

			Total Returns
		Periods Ended April 30, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	17.12%	18.02%	3.30%
Russell 2000 Index (Small-caps)	23.73	22.20	3.89
Dow Jones U.S. Total Stock Market Index	17.28	18.40	3.65
MSCI All Country World Index ex USA (International)	12.44	19.73	3.55

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	0.02%	5.36%	6.33%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-1.68	2.20	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.02

CPI
Consumer Price Index	2.83%	3.16%	2.22%

3

The return on short-term money market instruments such as the 3-month U.S. Treasury bill remained near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Consumer staples and health care were the best relative performers
The Mid-Cap Growth Fund’s two advisors seek to identify midsized companies with the best prospects for strong growth. Holdings in all but one of the fund’s sectors posted positive returns for the period, with eight in double digits.

The fund has been focused on four sectors—information technology, consumer discretionary, industrials, and health care—which have made up roughly three-quarters of its assets. Of those four, the fund’s best performer during the period was health care (+28%).

But the fund’s leading performer among all industries was the relatively small consumer staples sector (+57%), where one holding in particular—Green Mountain Coffee Roasters—more than doubled in value and provided the largest boost to the fund from any single stock. The stock soared after the company announced a partnership with Starbucks, in which the coffee giant will produce coffee and tea products that are compatible with Green Mountain’s Keurig Single Cup Brewing Systems.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.51%	1.44%
The fund expense ratio shown is from the prospectus dated February 24, 2011, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2011, the fund’s annualized expense ratio was 0.52%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Mid-Cap Growth Funds.

4

Information technology (+20%), the fund’s largest sector, provided the most substantial contribution to the fund’s performance, with the advisors’ selections keeping pace with the overall performance of IT stocks in the mid-cap growth space.

As energy prices rose, energy companies enjoyed rising profits, attracting more investors. Energy was the strongest-performing sector among mid-cap growth stocks, but the fund’s energy holdings (+38%) lagged the overall sector by 2 percentage points.

The fund’s second-largest sector, consumer discretionary (+17%), turned in a respectable performance but lagged its counterpart in the index (+23%) and proved to be the most significant drag on the fund’s relative showing. Financial companies (+9%) also rose, but their return was about half that of the financial stocks in the benchmark.

The only sector in the fund that didn’t post a gain was telecommunication services (–2%), which has only a small weighting in the fund and had a minimal impact on returns.

You can find more information about the performance of the fund’s holdings in the Advisors’ Report that follows this letter.

Recent positive trends should be viewed in a larger context
While the Mid-Cap Growth Fund’s results over the past two years have been strongly positive, it’s important to remind ourselves that stock investing involves some downdrafts along with the rising currents. Of course, the ups and downs have been particularly striking in recent years. Whether the market continues upward from here, retreat from its recent highs, or meanders somewhere in between, we always encourage our clients to remember that stocks have tended to reward investors who stick with them over the long term, through bull and bear markets alike.

Vanguard Mid-Cap Growth Fund, with its wide mix of midsized, growth-oriented companies and its low costs, can play a helpful role in building a broadly diversified portfolio of stock, bond, and short-term investments designed for the long term.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 11, 2011

5

Advisors’ Report

During the six months ended April 30, 2011, Vanguard Mid-Cap Growth Fund returned about 21%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on May 18, 2011.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair & Company, L.L.C.	49	962	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Chartwell Investment Partners,	47	940	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Cash Investments	4	79	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner and Senior Portfolio Manager

The global macroeconomic outlook, corporate revenue growth, and profit margins are key factors in the current investment environment. Natural disasters and geopolitical conflict have added volatility to an already cloudy picture. There is uncertainty over the looming transition from fiscal and monetary ease to austerity and restraint. We like this environment for its potential to separate winners from laggards, but we are alert to developing pressures on profit margins. Many companies can, for now, easily beat their performance from comparable recent periods that were less generous, but will grapple with pressure to spend more money to protect market share and support long-term growth. We think some management teams are unclear about their own plans for the year, which is causing some surprises with earnings results and forecasts. Accordingly, our portfolio decisions steadfastly reflect our bias toward quality leadership, defensible margins, and a pattern of successfully executing growth-oriented business plans.

Our portfolio benefited most from our choices among industrial stocks, consumer staples stocks, and REITs. Industrial machinery companies such as Gardner Denver performed well, for example, aided by the economic rebound. Ulta Salon Cosmetics & Fragrance, a beauty products retailer, experienced strong growth, meaningful margin expansion, and accelerating same store sales within a consumer sector that is still grappling with concerns related to uneven employment trends and increasing input costs.

CB Richard Ellis Group, a commercial real estate broker, experienced further improvement in its major businesses and strength in investment sales, which have benefited from improved conditions for capital markets and financing. Lastly, Patterson-UTI Energy, a provider of onshore contract drilling and pressure pumping services, outperformed on the strength of impressive revenue growth driven by higher-pressure pumping equipment and services as well as appealing operating margins.

Holdings in the financial and consumer discretionary sectors detracted from performance. Assured Guaranty Ltd. is a Bermuda-based financial guarantor that has been challenged by its sensitivity to the mortgage and municipal credit markets and saw its credit rating downgraded by

7

Standard & Poor’s during the period. Performance was also hurt by investments in certain businesses, including apparel firms (notably Warnaco Group); hotels, resorts, and cruise lines (Starwood Hotels & Resorts Worldwide and Royal Caribbean Cruises); and restaurants (Darden Restaurants), all of which were under pressure from higher commodity prices in their supply chains.

Elsewhere, United Rentals, a provider of rental equipment, reported disappointing margin results to start what should still be a strong year for demand and pricing in this industry and for this company. Lastly, SBA Communications Corp., which operates wireless towers in the United States and Puerto Rico, declined over concerns about the potential impact of carrier consolidation on revenue growth.

William Blair & Company, L.L.C.

Portfolio Managers:
Robert C. Lanphier, Principal

David Ricci, CFA, Principal

Over the last six months, the U.S. equity market continued to climb the proverbial wall of worry, producing remarkable returns after shrugging off several macroeconomic and geopolitical shocks.

The current calendar year started much the same as 2010 ended. Investors have been able to look past the tragic events caused by the Japanese earthquake, renewed sovereign debt concerns in Europe, inflation in energy prices caused mainly by unrest and eventual military conflict in the Middle East and North Africa, intense state and federal government budget debates, and further deterioration in the U.S. housing market. Instead, the market focused on several positive domestic fundamental trends: strong corporate earnings growth reported in the first quarter in which the majority of companies beat earnings expectations, budding advances in employment trends as suggested in several government reports and surveys, better-than-expected retail sales and personal income data, and continued strong reports on industrial production.

Our portfolio benefited from a bias toward smaller companies and from favorable stock selections, including Green Mountain Coffee Roasters, which was the single largest contributor to performance. Stock selection within health care, information technology, and industrials also contributed to the performance, including Illumina, Atheros Communications, and Gardner Denver, respectively. On the other hand, relative performance over the six-month period was hurt by stock selection in

8

consumer discretionary and financials and the omission of some strong energy stocks that are included in the benchmark. O’Reilly Automotive and WMS Industries in the consumer discretionary sector and Greenhill & Company in financials were the main detractors.

Looking forward, our outlook remains relatively unchanged from six months ago. Given valuations that are near long-term averages and solid corporate fundamentals overall, we believe the market outlook remains balanced. That said, as we have mentioned in recent quarters, we believe the market will increasingly differentiate between companies that are generating organic top-line growth and those that have increased earnings primarily by cutting costs. In such an environment, our portfolio should benefit from our attempt to find solid, quality growth companies that “control their own destiny” to a greater degree and are less dependent on overall economic growth. We continue to find good ideas across sectors, and are confident that our portfolio consists of great companies that have solid competitive positions and whose stocks are at attractive valuations considering the growth and consistency of their businesses.

9

Mid-Cap Growth Fund

Fund Profile
As of April 30, 2011

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	116	492	3,817
Median Market Cap	$6.1B	$8.6B	$31.8B
Price/Earnings Ratio	30.3x	23.9x	17.7x
Price/Book Ratio	4.0x	4.1x	2.4x
Return on Equity	16.6%	19.2%	18.9%
Earnings Growth Rate 10.2%		9.1%	5.9%
Dividend Yield	0.4%	0.8%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	134%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.51%	—	—
30-Day SEC Yield	0.00%	—	—
Short-Term Reserves	1.6%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	19.4%	20.0%	11.8%
Consumer Staples	4.1	5.3	9.4
Energy	6.4	6.2	11.6
Financials	8.0	7.1	15.8
Health Care	14.8	13.6	11.1
Industrials	16.0	15.9	11.6
Information
Technology	25.1	22.9	18.5
Materials	4.8	7.0	4.5
Telecommunication
Services	1.2	1.7	2.6
Utilities	0.2	0.3	3.1

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	0.97	0.93
Beta	0.88	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Airgas Inc.	Industrial Gases	2.4%
Polycom Inc.	Communications
	Equipment	2.2
Green Mountain Coffee	Packaged Foods &
Roasters Inc.	Meats	2.0
Cerner Corp.	Health Care
	Technology	1.8
Gardner Denver Inc.	Industrial
	Machinery	1.7
Affiliated Managers	Asset Management
Group Inc.	& Custody Banks	1.6
CarMax Inc.	Automotive Retail	1.6
Interpublic Group of Cos
Inc.	Advertising	1.6
Fastenal Co.	Trading Companies
	& Distributors	1.5
Newfield Exploration Co.	Oil & Gas
	Exploration &
	Production	1.4
Top Ten		17.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 24, 2011, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2011, the annualized expense ratio was 0.52%.

10

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2000, Through April 30, 2011

Note: For 2011, performance data reflect the six months ended April 30, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	27.31%	5.38%	5.79%

See Financial Highlights for dividend and capital gains information.

11

Mid-Cap Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.9%)[1]
Consumer Discretionary (18.5%)
*	CarMax Inc.	926,000	32,132
	Interpublic Group
	of Cos. Inc.	2,703,800	31,770
*	O’Reilly Automotive Inc.	382,200	22,573
*	priceline.com Inc.	39,450	21,580
	Gentex Corp.	675,000	21,161
*	Dick’s Sporting Goods Inc.	483,525	19,791
	Starwood Hotels &
	Resorts Worldwide Inc.	293,360	17,475
*	Bed Bath & Beyond Inc.	264,200	14,827
	Wyndham Worldwide
	Corp.	426,900	14,775
	Nordstrom Inc.	303,675	14,440
	Ross Stores Inc.	191,050	14,079
*	Penn National Gaming Inc.	347,220	13,892
	Darden Restaurants Inc.	289,685	13,607
	Tractor Supply Co.	208,475	12,898
	Harman International
	Industries Inc.	241,548	11,722
	Coach Inc.	194,160	11,613
	Tiffany & Co.	165,945	11,523
	DeVry Inc.	179,300	9,485
*	Ulta Salon Cosmetics
	& Fragrance Inc.	176,975	9,413
*	Warnaco Group Inc.	144,040	9,270
	Scripps Networks
	Interactive Inc. Class A	160,800	8,268
*	DSW Inc. Class A	150,851	7,162
*	WMS Industries Inc.	208,400	6,836
*	Chipotle Mexican Grill Inc.
	Class A	18,200	4,856
*	Discovery
	Communications Inc.	116,200	4,585
*	Discovery
	Communications Inc.
	Class A	101,600	4,497
	Family Dollar Stores Inc.	53,762	2,914
			367,144

			Market
			Value
		Shares	($000)
Consumer Staples (3.9%)
*	Green Mountain Coffee
	Roasters Inc.	601,345	40,266
	Mead Johnson Nutrition Co.	211,900	14,172
	McCormick & Co. Inc.	277,700	13,640
	Church & Dwight Co. Inc.	111,700	9,213
			77,291
Energy (6.0%)
*	Newfield Exploration Co.	396,000	28,037
*	Whiting Petroleum Corp.	275,535	19,150
	Patterson-UTI Energy Inc.	483,900	15,054
*	Denbury Resources Inc.	657,500	14,840
*	Oil States International Inc.	177,600	14,742
*	Cameron International Corp.	216,400	11,409
	Range Resources Corp.	152,900	8,631
*	Southwestern Energy Co.	169,400	7,430
			119,293
Exchange-Traded Fund (0.4%)
2	Vanguard Mid-Cap ETF	82,700	6,842

Financials (7.2%)
*	Affiliated Managers
	Group Inc.	299,565	32,676
*	IntercontinentalExchange
	Inc.	196,825	23,688
*	CB Richard Ellis Group Inc.
	Class A	693,400	18,521
	Invesco Ltd.	621,300	15,452
	TD Ameritrade Holding
	Corp.	615,700	13,262
	Discover Financial Services	399,839	9,932
	Webster Financial Corp.	439,217	9,452
	Fifth Third Bancorp	707,050	9,382
	Marsh & McLennan
	Cos. Inc.	304,775	9,229
			141,594
Health Care (14.1%)
*	Cerner Corp.	303,092	36,426
*	Agilent Technologies Inc.	544,425	27,172
*	IDEXX Laboratories Inc.	254,355	20,712

12

Mid-Cap Growth Fund

			Market
			Value
		Shares	($000)
*	HMS Holdings Corp.	258,000	20,307
*	Watson Pharmaceuticals
	Inc.	317,325	19,680
*	Illumina Inc.	260,730	18,507
*	Bruker Corp.	896,845	17,704
*	Medco Health Solutions
	Inc.	278,025	16,495
	Perrigo Co.	175,100	15,822
*	Mettler-Toledo
	International Inc.	78,350	14,683
	AmerisourceBergen Corp.
	Class A	315,800	12,834
*	Catalyst Health Solutions
	Inc.	204,800	12,198
*	CareFusion Corp.	367,882	10,805
*	DaVita Inc.	107,300	9,452
*	ResMed Inc.	259,529	8,276
*	Mylan Inc.	313,025	7,801
*	United Therapeutics Corp.	102,225	6,845
	Universal Health Services
	Inc. Class B	63,825	3,496
			279,215
Industrials (15.2%)
	Gardner Denver Inc.	391,775	33,853
	Fastenal Co.	437,807	29,372
*	United Rentals Inc.	898,225	26,426
	Rockwell Automation Inc.	287,000	25,006
*	TransDigm Group Inc.	263,800	21,975
	Goodrich Corp.	209,600	18,522
	Manpower Inc.	227,200	15,052
	Robert Half International
	Inc.	496,070	15,046
	MSC Industrial Direct Co.
	Class A	208,900	14,955
*	Stericycle Inc.	162,290	14,814
	AMETEK Inc.	314,175	14,465
*	Babcock & Wilcox Co.	434,062	13,634
*	Jacobs Engineering
	Group Inc.	266,000	13,196
	JB Hunt Transport
	Services Inc.	262,375	12,510
	CH Robinson
	Worldwide Inc.	143,200	11,482
	Expeditors International
	of Washington Inc.	211,100	11,456
	Dover Corp.	133,800	9,104
			300,868

			Market
			Value
		Shares	($000)
Information Technology (24.0%)
*	Polycom Inc.	735,300	43,993
*	Informatica Corp.	454,220	25,441
*	Silicon Laboratories Inc.	540,285	23,546
	FLIR Systems Inc.	667,200	23,499
*	Trimble Navigation Ltd.	477,421	22,362
	Solera Holdings Inc.	364,941	20,072
	VeriSign Inc.	506,000	18,702
*	VeriFone Systems Inc.	311,585	17,081
*	SAVVIS Inc.	425,225	16,737
*	Cavium Networks Inc.	346,200	16,348
*	Citrix Systems Inc.	189,900	16,016
*	MICROS Systems Inc.	305,597	15,897
*	Concur Technologies Inc.	271,657	15,721
	Avago Technologies Ltd.	459,025	15,359
*	Genpact Ltd.	938,300	15,097
*	Cypress Semiconductor
	Corp.	668,150	14,539
*	ON Semiconductor Corp.	1,363,475	14,330
*	Parametric Technology
	Corp.	583,250	14,155
*	Gartner Inc.	317,827	13,638
*	FleetCor Technologies Inc.	360,785	13,533
	TE Connectivity Ltd.	373,800	13,401
	Amphenol Corp. Class A	233,500	13,055
*	Salesforce.com Inc.	92,575	12,831
*	Skyworks Solutions Inc.	367,725	11,569
*	Taleo Corp. Class A	314,510	11,407
*	Dolby Laboratories Inc.
	Class A	202,200	10,122
*	QLIK Technologies Inc.	309,175	9,912
	Anixter International Inc.	122,790	9,226
*	Cognizant Technology
	Solutions Corp. Class A	105,705	8,763
			476,352
Materials (4.4%)
	Airgas Inc.	694,545	48,236
	Ecolab Inc.	393,310	20,751
*	Rockwood Holdings Inc.	327,025	18,556
			87,543
Telecommunication Services (1.2%)
*	SBA Communications
	Corp. Class A	604,646	23,357
Total Common Stocks
(Cost $1,394,226)			1,879,499

13

Mid-Cap Growth Fund

			Market
			Value
		Shares	($000)
Temporary Cash Investments (5.1%)[1]
Money Market Fund (4.7%)
3	Vanguard Market
	Liquidity Fund, 0.179%	94,011,114	94,011

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.4%)
[4,5]	Fannie Mae
	Discount Notes,
	0.235%, 6/15/11	1,500	1,500
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.210%, 6/3/11	1,000	1,000
[4,5]	Freddie Mac
	Discount Notes,
	0.271%, 6/7/11	1,000	1,000
4	Freddie Mac
	Discount Notes,
	0.230%, 6/20/11	2,000	2,000
[4,5]	Freddie Mac
	Discount Notes,
	0.281%, 6/21/11	2,500	2,499
			7,999
Total Temporary Cash Investments
(Cost $101,999)			102,010
Total Investments (100.0%)
(Cost $1,496,225)			1,981,509
Other Assets and Liabilities (0.0%)
Other Assets			26,796
Liabilities			(27,084)
			(288)
Net Assets (100%)
Applicable to 93,138,791 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,981,221
Net Asset Value Per Share			$21.27

At April 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,513,652
Overdistributed Net Investment Income	(1,622)
Accumulated Net Realized Losses	(19,974)
Unrealized Appreciation (Depreciation)
Investment Securities	485,284
Futures Contracts	3,881
Net Assets	1,981,221

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 1.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $5,999,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Mid-Cap Growth Fund

Statement of Operations

Six Months Ended
April 30, 2011
($000)
Investment Income
Income
Dividends[1]	6,281
Interest[1]	86
Security Lending	33
Total Income	6,400
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,987
Performance Adjustment	14
The Vanguard Group—Note C
Management and Administrative	2,293
Marketing and Distribution	217
Custodian Fees	23
Shareholders’ Reports	15
Trustees’ Fees and Expenses	2
Total Expenses	4,551
Expenses Paid Indirectly	(88)
Net Expenses	4,463
Net Investment Income	1,937
Realized Net Gain (Loss)
Investment Securities Sold[1]	191,565
Futures Contracts	9,093
Realized Net Gain (Loss)	200,658
Change in Unrealized Appreciation (Depreciation)
Investment Securities	136,133
Futures Contracts	1,053
Change in Unrealized Appreciation (Depreciation)	137,186
Net Increase (Decrease) in Net Assets Resulting from Operations	339,781

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $73,000, $78,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,937	63
Realized Net Gain (Loss)	200,658	144,225
Change in Unrealized Appreciation (Depreciation)	137,186	181,054
Net Increase (Decrease) in Net Assets Resulting from Operations	339,781	325,342
Distributions
Net Investment Income	(1,806)	(1,593)
Realized Capital Gain	—	—
Total Distributions	(1,806)	(1,593)
Capital Share Transactions
Issued	328,578	315,543
Issued in Lieu of Cash Distributions	1,759	1,550
Redeemed	(248,851)	(307,588)
Net Increase (Decrease) from Capital Share Transactions	81,486	9,505
Total Increase (Decrease)	419,461	333,254
Net Assets
Beginning of Period	1,561,760	1,228,506
End of Period[1]	1,981,221	1,561,760
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,622,000) and ($1,753,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$17.54	$13.86	$11.82	$20.90	$19.12	$16.58
Investment Operations
Net Investment Income	.023[1]	.001	.021[2]	.035	.044	.055
Net Realized and Unrealized Gain (Loss)
on Investments	3.727	3.697	2.059	(8.024)	4.455	2.490
Total from Investment Operations	3.750	3.698	2.080	(7.989)	4.499	2.545
Distributions
Dividends from Net Investment Income	(.020)	(.018)	(.040)	(.045)	(.044)	(.005)
Distributions from Realized Capital Gains	—	—	—	(1.046)	(2.675)	—
Total Distributions	(.020)	(.018)	(.040)	(1.091)	(2.719)	(.005)
Net Asset Value, End of Period	$21.27	$17.54	$13.86	$11.82	$20.90	$19.12

Total Return[3]	21.39%	26.70%	17.70%	-40.02%	26.39%	15.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,981	$1,562	$1,229	$881	$1,289	$793
Ratio of Total Expenses to
Average Net Assets[4]	0.52%	0.51%	0.60%	0.55%	0.56%	0.50%
Ratio of Net Investment Income to
Average Net Assets	0.11%[1]	0.00%	0.16%[2]	0.20%	0.27%	0.26%
Portfolio Turnover Rate	134%	88%	125%	85%	70%	159%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.02 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.02 and 0.19%, respectively, resulting from a special dividend from TransDigm Group Inc. in October 2009.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.02%, 0.03%, 0.03%, and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and for the period ended April 30, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

Mid-Cap Growth Fund

B. William Blair & Company, L.L.C., and Chartwell Investment Partners, L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance since July 31, 2006, relative to the Russell Midcap Growth Index. The basic fee for Chartwell Investment Partners, L.P., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before an increase of $14,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2011, the fund had contributed capital of $305,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2011, these arrangements reduced the fund’s expenses by $88,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,879,499	—	—
Temporary Cash Investments	94,011	7,999	—
Futures Contracts—Assets[1]	284	—	—
Total	1,973,794	7,999	—
1 Represents variation margin on the last day of the reporting period.

19

Mid-Cap Growth Fund

F. At April 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap Index	June 2011	360	36,486	1,672
S&P MidCap 400 Index	June 2011	37	18,750	1,509
E-mini Russell 2000 Index	June 2011	170	14,686	700

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2010, the fund had available capital loss carryforwards totaling $217,146,000 to offset future net capital gains of $57,252,000 through October 31, 2016, and $159,894,000 through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2011, the cost of investment securities for tax purposes was $1,496,225,000. Net unrealized appreciation of investment securities for tax purposes was $485,284,000, consisting of unrealized gains of $489,390,000 on securities that had risen in value since their purchase and $4,106,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2011, the fund purchased $1,209,663,000 of investment securities and sold $1,125,480,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2011	October 31, 2010
	Shares	Shares
	(000)	(000)
Issued	16,980	20,103
Issued in Lieu of Cash Distributions	93	104
Redeemed	(12,961)	(19,798)
Net Increase (Decrease) in Shares Outstanding	4,112	409

J. In preparing the financial statements as of April 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended April 30, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2010	4/30/2011	Period
Based on Actual Fund Return	$1,000.00	$1,213.94	$2.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.22	2.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.52%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory agreements with Chartwell Investment Partners, L.P., and William Blair & Co., L.L.C. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management, and took into account the organizational depth and stability of each advisor. The board noted the following:

Chartwell Investment Partners, L.P. Founded in 1997, Chartwell has expertise in small- and mid-cap equity management. The firm employs a fundamental bottom-up strategy in seeking companies with superior growth potential that are trading at reasonable valuations. The firm uses a team approach to managing assets. The team invests in companies that have demonstrated strong earnings-per-share growth and have achieved strong competitive positions while serving a meaningful customer base. The team will invest opportunistically when stocks are attractively valued, yet it will concentrate holdings in those companies best positioned for rapid growth, all with an intermediate-term time horizon in mind. Chartwell has advised a portion of the fund since 2006.

William Blair & Company, L.L.C. Founded in 1935, William Blair & Company is an independently owned, full-service investment firm based in Chicago. The firm’s investment process relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are of high quality and have sustainable, above-average growth. In selecting stocks, the advisor considers a company’s leadership position within the market it serves, the quality of its products or services, its return on equity, its accounting policies, and the quality of the management team. The firm has advised a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the fund’s performance since 2006 (when the advisors began managing the fund), including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peers. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

23

The board did not consider profitability of Chartwell and William Blair & Company in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for the advisors. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of	Martha G. King
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of
Business Administration at Dartmouth College.	Chairman Emeritus and Senior Advisor

John J. Brennan
Executive Officers	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	Founder
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group since 2010; Assistant Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3012 062011

Vanguard International Explorer™ Fund
Semiannual Report

April 30, 2011

> For the six months ended April 30, 2011, Vanguard International Explorer Fund returned almost 15%, just ahead of the average return of its peer group but behind its benchmark index.

> Unlike last year, returns from the fund’s holdings in developed markets in Europe and the Pacific far outpaced those from emerging markets.

> As commodity prices surged, the fund’s materials holdings—especially metals and mining companies—notched the highest return of the ten industry sectors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended April 30, 2011

Total
Returns
Vanguard International Explorer Fund	14.91%
S&P EPAC SmallCap Index	16.75
International Small-Cap Funds Average	14.71
International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2010 , Through April 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$15.81	$17.92	$0.224	$0.000

Chairman’s Letter

Dear Shareholder,

The last six months were eventful for international markets, to say the least. Remarkably—despite repercussions from unprecedented uprisings in the Middle East and North Africa, Japan’s devastating earthquake and tsunami, and Europe’s ongoing sovereign debt concerns—markets outside the United States returned more than 12% overall. International small-company growth stocks performed even better: The Standard & Poor’s Europe Pacific Asia Composite (S&P EPAC) SmallCap Index returned nearly 17%.

Against this backdrop, Vanguard International Explorer Fund returned almost 15%, just ahead of the average return of its international small-cap peers. Compared with its benchmark index, however, some of the advisors’ selections in Europe and in larger emerging markets such as Brazil and China held back results.

Please note that on May 11, Vanguard lowered the minimum investment requirement for most Vanguard funds—including International Explorer—to $3,000. This change reflects our efforts to simplify our approach to fund minimums to increase the accessibility of Vanguard funds.

Strong returns around the globe
During the past six months, investors’ fortitude was tested by several unsettling events—including natural and nuclear disaster in the world’s third-largest economy and its far-reaching impact on the production of autos, computer chips, and other products. Still, international stock markets collectively returned more than 12% for U.S.-based investors. Almost half of this return reflected exchange-rate gains produced largely by strength in the euro and currencies in emerging economies. In an unusual move, Europe’s central bank took the lead in raising its benchmark interest rate to try to tame inflation rather than waiting for the Federal Reserve to act first.

In the United States, the broad stock market returned more than 17%. Although rising food and gasoline prices put pressure on consumer budgets, corporate earnings growth remained strong and the pace of new job creation bounced back from extremely depressed levels.

As the economy found its footing, rates edged higher
Rising longer-term interest rates put pressure on bond prices, which led to modest bond market returns for the six-month period. The broad taxable U.S. bond market returned about 0%. The broad municipal market returned –1.68%. The rise in rates reflected both confidence that the economic recovery would prove self-sustaining and thus nudge rates higher,

Market Barometer

			Total Returns
		Periods Ended April 30, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	17.12%	18.02%	3.30%
Russell 2000 Index (Small-caps)	23.73	22.20	3.89
Dow Jones U.S. Total Stock Market Index	17.28	18.40	3.65
MSCI All Country World Index ex USA (International)	12.44	19.73	3.55

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	0.02%	5.36%	6.33%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-1.68	2.20	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.02

CPI
Consumer Price Index	2.83%	3.16%	2.22%

and anxiety that higher rates would be necessary to provide some protection from inflation. Even so, inflation expectations remained subdued, as measured by the difference between the yields of inflation-protected and nominal U.S. Treasury bonds.

The return on short-term money market instruments such as the 3-month U.S. Treasury bill remained near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Developed markets came out ahead, emerging economies took a back seat
The exceptional returns that propelled emerging markets to the top of the performance charts during the early stages of the global recovery have been coming back down to earth. For the six months ended April 30, emerging markets ceded leadership to Europe’s developed markets—in the international arena in general and in your fund in particular.

Europe, representing nearly 60% of fund assets at the end of April and a similar share of the fund’s return, faced no shortage of challenges. Portugal required a financial bailout, credit-rating agencies downgraded more sovereign debt (including that of Portugal and Spain), and inflation and unemployment rose—Spain has one of the highest unemployment rates in the developed world. (After the end of the period, a major rating agency downgraded Greece’s credit rating amid speculation about the possible need for a second bailout.)

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
International Explorer Fund	0.39%	1.57%

The fund expense ratio shown is from the prospectus dated February 24, 2011, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2011, the fund’s annualized expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: International Small-Cap Funds.

Still, Europe returned almost 20% in the S&P EPAC SmallCap Index, and the results for your fund’s European holdings were close behind. Among the larger markets that drive the region’s returns, Germany advanced almost 23%, about double the gains of the United Kingdom and France. For U.S.-based investors, the euro’s rise against the U.S. dollar boosted returns. (For more on currencies, please see the box below.)

Investment insight

A note on foreign currency translation effects
When you buy stocks of companies based outside of your home country, you gain exposure to a wider array of economic and market forces, including the dynamics of the foreign exchange markets.

The exchange rate of the U.S. dollar versus another currency is the price at which the dollar can be converted into that currency. For example, if the exchange rate of the U.S. dollar versus Britain’s pound sterling is $1.50, it takes 1.5 dollars to purchase
1 pound. If the U.S. dollar weakens—say, to a rate of $2.00—then you’ll need 2 dollars to buy 1 pound. Conversely, if the dollar strengthens to $1.25, it will take fewer dollars to buy a pound.

The price of one currency relative to another is determined by supply and demand factors—including interest rates, the strength of the two economies, and geopolitical risks. In the long run, the portfolio effects of exchange-rate movements tend to balance out. But a rise or fall in the dollar’s value versus other currencies can influence short-term returns. Exchange-rate changes also affect the purchasing power of each new dollar you invest in foreign stocks, just as they affect the prices of foreign goods. And they can have a less immediately visible impact on a company’s profits, ultimately driving its stock price.

Performance during the period
From October 31, 2010, through April 30, 2011, most major currencies rose in value against the U.S. dollar. In part, this reflected the Federal Reserve’s policy of holding short-term interest rates near zero while some foreign central banks raised rates.
For U.S.-based investors, the shrinking dollar boosted returns earned in local markets.
Two widely used international benchmarks illustrate this: The MSCI Europe Index returned more than 15% when translated into U.S. dollars, and the MSCI Emerging
Markets Index returned nearly 10% in dollars—both nearly double the indexes’
local-currency returns.

The fund’s holdings in Pacific Rim developed markets returned almost 16%. Australia was the standout, up about 25%; even Japan gained more than 11%, largely on the strength of its materials sector.

Performance of the fund’s emerging market stocks was decidedly mixed, netting only a mid-single-digit return. Double-digit gains in the Philippines and Indonesia were tempered by declines in China. Brazil, the largest developing market allocation in the fund, was just above breakeven. Central bankers in Brazil—as well as in China and India—raised interest rates to try to tame inflation, especially spiraling food prices.

Returns were positive across all ten industry sectors in the fund, led by materials—up almost 30% as prices for a variety of natural resources climbed. The stock price of Australia-based mining company Iluka Resources more than doubled, adding almost 1 percentage point to the fund’s total return.

Compared with the return of the benchmark index, the fund’s result was hampered by some laggards and missed opportunities in Europe, especially in the United Kingdom and France. In emerging markets, some Chinese and Brazilian holdings were disappointing. On the plus side, many of the advisors’ selections in developed Pacific Rim markets outperformed.

For more information on the advisors’ investment strategies, please see the Advisors’ Report following this letter.

Diversification makes sense in times of uncertainty
For the past two years, global equities have posted robust returns as many economies rebounded from the financial crisis. Until recently, emerging markets were star performers. But as the headline-grabbing events of the last few months have reminded us, the investing environment can change with startling speed.

That’s why Vanguard urges investors to take a disciplined, long-term approach. We believe that, rather than responding to major shifts in the market, you are better served by building a diversified portfolio that holds a mix of stock and bond funds and short-term reserves consistent with your risk tolerance and time horizon.

By including stocks of companies based outside the United States, you gain exposure to a wider array of economic and market forces. And Vanguard research has shown that a portfolio combining U.S. and international equities over the past several decades would have experienced lower risk (lower average volatility of returns) than one holding only U.S. stocks. The low-cost Vanguard International Explorer Fund, guided by Schroder Investment Management North America Inc., and Wellington Management Company, llp,

can play a useful role in such a portfolio. Your fund’s experienced advisors follow a disciplined, research-intensive strategy to identify small, non-U.S. companies that—in their judgment—are attractively priced and have superior long-term growth prospects.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 16, 2011

Advisors’ Report

For the six months ended April 30, 2011, Vanguard International Explorer Fund returned 14.91%. Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the half-year and of how their portfolio positioning reflects this assessment. These comments were prepared on May 10, 2011.

Schroder Investment Management North America Inc.

Portfolio Manager:
Matthew F. Dobbs
Head of Global Small Companies

International equities continued to make progress, buoyed by a steady flow of supportive data on economic activity (particularly in the United States and core European economies) and broadly accommodative monetary stances. Geopolitical events such as the unrest in the Middle East, along with the To¯hoku earthquake and tsunami, had a relatively

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	93	2,700	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	4	111	The advisor employs a traditional, bottom-up approach
Company, LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	3	79	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

transient impact on investor confidence—as did a sharp rise in oil prices and, late in the period, a first tightening of monetary policy in Europe. Currency shifts had a material effect on returns for U.S.-based investors; the euro and Australian dollar were notably strong.

It has been yet another period of strong relative performance for small-capitalization companies: For the six months ended April 30, the Standard & Poor’s Europe Pacific Asia Composite SmallCap Index rose 16.75%, well ahead of the 13.54% achieved by its LargeMidCap counterpart. Cyclical sectors such as materials, industrials, and information technology, along with energy, led the way, while financials, telecom, and health care lagged.

We struggled to keep pace with the benchmark during the period. Returns were held back primarily by stock selection in the United Kingdom in industrials (CPP Group), energy (Gulfsands Petroleum), and consumer cyclicals. However, Sports Direct was a notable strength.

Emerging-market exposure has also restrained performance, with concerns over inflation and interest rates affecting some of our financial and real estate holdings (Shriram Transport Finance, Cyrela Brazil Realty). More specific concerns over production delays in the company’s interests in India hampered Canada’s Niko Resources.

In continental Europe, our relative strength in financials (Helvetia, Delta Lloyd, and Tryg) was offset by shortfalls in energy (Bourbon Offshore, based in France) and industrials.

In the Pacific region, our performance was mixed. Outside of Japan, we had notable success with zircon producer Iluka Resources and Crane Group, which was acquired by Fletcher Building during the period. This was partly offset by weakness in China-exposed consumer cyclicals such as Parkson and Evergreen International. In Japan, the contrast has been between good performance from materials stocks (JSP, Osaka Titanium Technologies) and weakness in some more domestically sensitive stocks after the earthquake (Accordia Golf, Tokai Tokyo Financial). Nichi-Iko Pharmaceutical was weak following a surprise sale of additional shares.

We continue to seek out companies with visible growth prospects, relatively strong balance sheets, and shareholder-focused management. Given the looming prospect of a less-benign monetary environment, we believe our strategy should stand the portfolio in good stead. Regional allocations shifted only modestly over the half-year; we added to our weightings in the Pacific region ex Japan, while our commitment to emerging markets has been primarily funded from underweightings in continental Europe and the United Kingdom. Principal sector overweightings are in energy, materials, and industrials, and the main underweighted areas are financials and information technology.

Wellington Management Company, LLP

Portfolio Manager:
Simon H. Thomas
Vice President and Equity Portfolio Manager

Global equities moved higher during the six months, driven by strong corporate earnings, generally solid economic data, and the Federal Reserve’s continued accommodative monetary policy. Markets experienced heightened volatility later in the period as unrest in North Africa and the Middle East, as well as the devastating earthquake and tsunami in Japan, increased investor uncertainty.

For the period, weak results among materials and information technology holdings restrained performance. Allocation among sectors, largely a result of our bottom-up stock selection process, was relatively neutral. At a regional level, our overweighting to Japan detracted following the natural disaster in that country.

Top contributors to relative returns were NRW Holdings, Kongsberg Gruppen, and Start Today. NRW Holdings, an Australia-based mining services provider, was among the top performers both in this period and in the prior one. The company continues to benefit from a growing order book and price strength across the commodities complex. The stock price of Kongsberg Gruppen, a Norway-based technology supplier to the defense, oil and gas, and maritime industries, rose after the company reported better-than-expected fourth-quarter earnings driven by solid revenue growth and operating margin expansion.

Shares of Start Today, a Japan-based online retail company and service provider for third-party e-commerce operations, also advanced sharply. The company is benefiting from rising e-commerce volumes as online purchases constitute a greater share of overall retail spending. A stock split during the fourth quarter also may have boosted performance as the stock became somewhat more attractive to retail investors. Other notable contributors to relative returns were Eurofins Scientific (health care) and WorleyParsons (energy).

The largest detractors from our relative performance during the period were Indofood Agri Resources, Kenedix, and Karoon Gas Australia. Shares of Singapore-based palm oil producer Indofood Agri Resources declined following the announcement of a corporate restructuring plan. Shares of Kenedix, a Japan-based real estate asset management company, traded lower following the earthquake. The company has conservative valuations on its existing portfolio, with 40% to 45% of those assets in Tokyo, and has recapitalized and strengthened its balance sheet. As many competitors have been eliminated during the extended real estate downturn, the firm is now a main contender in the asset management industry. The stock of Karoon Gas Australia, a pure-play energy exploration company with resources in Australia, Peru, and Brazil, underperformed as a large investor was rumored to be looking for buyers for its stake. We view this stock as a compelling long-term investment proposition. Other notable relative detractors from returns included Japan-based education company Benesse Holdings and European online dating and matchmaking service Meetic.

Despite the rise in equities during the period, the macroeconomic environment remains uncertain, as geopolitical tension, inflation, and sovereign debt concerns still overhang financial markets. We continue to focus our analysis at the individual company level, seeking to identify companies with strong balance sheets, leading competitive positions, and solid free cash flows trading at attractive valuations.

At the end of the period, we were most overweighted in the industrials, health care, and consumer discretionary sectors, and most underweighted in financials and materials relative to the benchmark. On a regional basis, our greatest underweight position was to Europe. This was offset by overweightings in Japan and select emerging market countries.

International Explorer Fund

Fund Profile
As of April 30, 2011

Portfolio Characteristics
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Number of Stocks	369	3,080	1,869
Median Market Cap	$2.0B	$2.0B	$33.8B
Price/Earnings Ratio	17.0x	16.6x	13.8x
Price/Book Ratio	1.6x	1.4x	1.7x
Return on Equity	13.8%	12.0%	17.8%
Earnings Growth Rate	4.9%	3.5%	2.8%
Dividend Yield	2.0%	2.4%	2.9%
Turnover Rate
(Annualized)	44%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.39%	—	—
Short-Term Reserves	1.9%	—	—

Sector Diversification (% of equity exposure)
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Consumer
Discretionary	19.0%	18.4%	9.0%
Consumer Staples	5.3	5.3	8.5
Energy	9.3	3.8	11.6
Financials	13.2	18.2	24.8
Health Care	4.5	5.4	5.9
Industrials	26.5	24.0	11.0
Information
Technology	5.9	9.6	6.3
Materials	14.0	11.6	13.0
Telecommunication
Services	1.6	1.5	5.7
Utilities	0.7	2.2	4.2

Volatility Measures
	S&P
	EPAC	MSCI AC
	SmallCap	World Index
	Index	ex USA
R-Squared	0.98	0.97
Beta	0.97	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Rheinmetall AG	Industrial
	Conglomerates	1.2%
Fletcher Building Ltd.	Construction
	Materials	1.2
Delta Lloyd NV	Life & Health
	Insurance	1.1
Helvetia Holding AG	Multi-line Insurance	1.1
Bilfinger Berger SE	Construction &
	Engineering	1.1
DCC plc	Industrial
	Conglomerates	1.1
Imtech NV	Construction &
	Engineering	1.1
Computershare Ltd.	Data Processing &
	Outsourced
	Services	1.1
Freenet AG	Wireless
	Telecommunication
	Services	1.1
Semirara Mining Corp.	Coal & Consumable
Class A	Fuels	1.0
Top Ten		11.1%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 24, 2011, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2011, the annualized expense ratio was 0.43%.

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Europe
United Kingdom	15.9%	19.1%	14.7%
Germany	9.1	8.3	6.2
France	6.0	10.6	7.1
Netherlands	5.4	2.3	1.8
Switzerland	4.6	7.8	5.5
Italy	3.9	3.2	2.0
Denmark	2.5	0.9	0.7
Ireland	2.4	0.4	0.2
Norway	1.6	1.1	0.6
Austria	1.4	0.4	0.2
Sweden	1.2	3.0	2.3
Belgium	1.2	1.0	0.7
Spain	1.0	3.3	2.5
Other	0.7	2.8	1.1
Subtotal	56.9%	64.2%	45.6%
Pacific
Japan	17.6%	17.8%	13.2%
Australia	8.6	7.9	6.0
Singapore	2.2	1.4	1.2
New Zealand	1.2	0.2	0.1
Other	0.3	2.4	1.8
Subtotal	29.9%	29.7%	22.3%
Emerging Markets
Brazil	2.5%	0.0%	3.6%
China	2.4	0.5	4.0
South Korea	2.2	4.7	3.5
Philippines	1.3	0.0	0.1
Indonesia	1.2	0.0	0.6
Other	1.6	0.0	11.7
Subtotal	11.2%	5.2%	23.5%
Middle East	0.0%	0.7%	0.5%
North America
Canada	2.0%	0.0%	8.1%
Other	0.0	0.2	0.0
Subtotal	2.0%	0.2%	8.1%

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2000, Through April 30, 2011

Note: For 2011, performance data reflect the six months ended April 30, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	20.58%	3.51%	9.77%

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.
See Financial Highlights for dividend and capital gains information.

International Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.4%)[1]
Australia (7.6%)
	Computershare Ltd.	2,903,648	30,899
	Iluka Resources Ltd.	1,870,919	25,743
	Ansell Ltd.	1,509,948	23,099
	Amcor Ltd.	2,913,235	22,393
	Sims Metal Management
	Ltd.	979,695	18,803
^	Fairfax Media Ltd.	12,174,507	17,661
	Coca-Cola Amatil Ltd.	1,130,897	14,824
	Myer Holdings Ltd.	3,829,131	13,298
	Transfield Services Ltd.	2,763,958	10,799
	Mirvac Group	6,561,450	9,156
*	James Hardie Industries
	SE	1,382,832	8,991
*	Dart Energy Ltd.	9,259,723	7,685
*	Mesoblast Ltd.	617,926	5,527
	Adelaide Brighton Ltd.	1,140,151	3,957
	NRW Holdings Ltd.	487,696	1,450
	Seek Ltd.	153,239	1,172
	WorleyParsons Ltd.	30,640	1,023
*	Karoon Gas Australia Ltd.	92,776	675
	Domino’s Pizza Enterprises
	Ltd.	94,420	663
*	Transpacific Industries
	Group Ltd.	504,596	616
	Challenger Ltd.	103,975	551
	SAI Global Ltd.	98,004	539
*	AJ Lucas Group Ltd.	55,762	104
			219,628
Austria (1.4%)
	Mayr Melnhof Karton AG	155,000	18,830
*	RHI AG	324,000	11,568
	Rosenbauer International
	AG	113,000	6,869
	Andritz AG	11,209	1,158
	Zumtobel AG	26,175	949
	Schoeller-Bleckmann
	Oilfield Equipment AG	5,240	530
			39,904

			Market
			Value
		Shares	($000)
Belgium (1.1%)
	Nyrstar	850,000	11,738
	Tessenderlo Chemie NV	250,000	9,948
	EVS Broadcast Equipment
	SA	110,000	7,535
	Cie d’Entreprises CFE	13,932	1,207
^	UCB SA	23,324	1,127
	D’ieteren SA/NV	12,315	895
	Melexis NV	28,705	549
^,*	Nyrstar	350,000	2
*	Tessenderlo Chemie NV	500	—
			33,001
Brazil (2.4%)
	Localiza Rent a Car SA	1,172,038	20,152
	Cia Brasileira de
	Distribuicao Grupo Pao
	de Acucar ADR	331,008	15,048
	Cyrela Brazil Realty SA
	Empreendimentos e
	Participacoes	1,129,037	11,964
	Anhanguera Educacional
	Participacoes SA	475,355	10,615
	PDG Realty SA
	Empreendimentos e
	Participacoes	1,766,747	10,399
*	Arezzo Industria e
	Comercio SA	56,900	875
	Totvs SA	40,400	773
	CETIP SA - Balcao
	Organizado de Ativos e
	Derivativos	30,800	506
	Brasil Insurance
	Participacoes e
	Administracao SA	200	252
			70,584
Canada (2.0%)
*	Sino-Forest Corp.	1,156,052	28,726
	Niko Resources Ltd.	334,368	28,254
			56,980

International Explorer Fund

			Market
			Value
		Shares	($000)
China (2.3%)
	Ports Design Ltd.	5,670,000	15,645
	Parkson Retail Group Ltd.	5,593,500	8,606
*	Leoch International
	Technology Ltd.	17,090,000	8,567
*	Shougang Concord
	International
	Enterprises Co. Ltd.	40,272,000	5,359
	Evergreen International
	Holdings Ltd.	10,475,000	5,182
*	Concord Medical Services
	Holdings Ltd. ADR	847,938	4,613
	Intime Department Store
	Group Co. Ltd.	2,526,000	3,948
	Guangzhou Automobile
	Group Co. Ltd.	3,469,870	3,926
	Beijing Capital
	International Airport
	Co. Ltd.	6,326,000	3,124
*	GZI Transport Ltd.	5,634,000	3,116
	China National Building
	Material Co. Ltd.	1,320,000	2,793
	China Automation Group
	Ltd.	857,000	751
^	BaWang International
	Group Holding Ltd.	2,588,000	724
^	Microport Scientific Corp.	913,000	671
^,*	Boshiwa International
	Holding Ltd.	605,000	393
			67,418
Denmark (2.4%)
	Tryg A/S	360,000	23,012
	Sydbank A/S	650,000	18,835
*	Jyske Bank A/S	370,000	18,389
	Solar A/S Class B	89,258	7,817
	DSV A/S	39,067	1,022
			69,075
Finland (0.1%)
	Tikkurila Oyj	35,557	847
	Nokian Renkaat Oyj	11,475	595
			1,442
France (5.5%)
^	Bourbon SA	575,000	27,252
^	Groupe Eurotunnel SA	2,200,000	23,919
	Saft Groupe SA	461,000	21,171
*	Club Mediterranee	830,000	19,339
	Rubis	124,008	15,228
	APERAM	280,000	11,788
*	Medica SA	388,077	8,004
	Pierre & Vacances	84,283	7,520
*	Store Electronic	390,000	6,793
	Sword Group	179,000	5,864
	Meetic	203,420	4,588
	Bollore	4,923	1,237

			Market
			Value
		Shares	($000)
	Wendel SA	8,412	1,053
	Eurazeo	11,945	994
	Imerys SA	12,574	974
	Eurofins Scientific	8,004	862
	Bureau Veritas SA	9,864	851
	CFAO SA	17,710	712
	ICADE	5,288	678
	Seche Environnement SA	6,821	652
	Sechilienne-Sidec	21,836	639
			160,118
Germany (8.6%)
^	Rheinmetall AG	397,313	35,618
*	Bilfinger Berger SE	330,000	31,768
^	Freenet AG	2,400,000	30,520
	Brenntag AG	230,000	28,256
^,*	MTU Aero Engines
	Holding AG	317,081	24,273
	Wirecard AG	648,000	12,371
*	SAF-Holland SA	995,573	12,037
	Grenkeleasing AG	198,000	11,824
*	Tipp24 SE	200,000	9,605
^	Aixtron SE NA	220,000	9,343
	Takkt AG	498,200	8,577
*	XING AG	110,000	7,819
	CompuGroup Medical AG	429,161	7,339
*	Tom Tailor Holding AG	370,000	7,268
	Draegerwerk AG & Co.
	KGaA	75,000	6,426
^	Bijou Brigitte AG	19,388	2,790
^	Delticom AG	8,024	872
	Stratec Biomedical
	Systems AG	18,544	836
	Rhoen Klinikum AG	31,222	714
			248,256
Greece (0.1%)
	Eurobank Properties Real
	Estate Investment Co.	300,000	2,662

Hong Kong (0.3%)
	Dah Sing Banking Group
	Ltd.	4,433,000	7,175
	ASM Pacific Technology
	Ltd.	71,600	964
	Techtronic Industries Co.	571,500	782
			8,921
India (0.9%)
*	Cairn India Ltd.	2,322,073	18,347
	Shriram Transport Finance
	Co. Ltd.	451,549	7,923
	Jyothy Laboratories Ltd.	99,138	465
			26,735

International Explorer Fund

			Market
			Value
		Shares	($000)
Indonesia (1.1%)
	Bank Mandiri Tbk PT	16,671,289	13,943
	Ciputra Property
	TBK PT	166,055,500	8,074
	United Tractors Tbk PT	2,040,500	5,550
	Semen Gresik Persero
	Tbk PT	4,873,500	5,415
			32,982
Ireland (2.3%)
	DCC plc	950,000	31,665
	Grafton Group plc	2,200,000	11,565
*	Irish Continental Group
	plc	433,529	11,087
*	Smurfit Kappa Group plc	691,500	9,414
	IFG Group plc	1,577,929	3,296
			67,027
Italy (3.8%)
	Azimut Holding SPA	1,999,998	25,575
	Prysmian SPA	1,000,000	23,605
*	CIR-Compagnie Industriali
	Riunite SPA	6,750,000	17,704
	Ansaldo STS SPA	1,100,000	17,001
	Davide Campari-Milano
	SPA	1,300,000	9,360
*	Natuzzi SPA ADR	1,708,450	7,534
*	Sorin SPA	1,960,000	5,634
	Iren SPA	570,595	1,178
	Immobiliare Grande
	Distribuzione	354,507	856
			108,447
Japan (16.2%)
	OSAKA Titanium
	Technologies Co.	314,200	24,404
^	Modec Inc.	1,120,700	20,737
	Musashi Seimitsu
	Industry Co. Ltd.	805,100	19,433
	Lintec Corp.	582,100	17,227
	Koito Manufacturing
	Co. Ltd.	1,042,000	16,386
	Nifco Inc.	626,600	15,843
	Tokai Tokyo Financial
	}Holdings Inc.	5,054,000	15,148
	Asahi Diamond Industrial
	Co. Ltd.	701,000	14,582
^	Nippon Thompson
	Co. Ltd.	1,872,000	13,934
	Nihon Parkerizing Co. Ltd.	977,000	13,590
^	Nichi-iko Pharmaceutical
	Co. Ltd.	516,700	13,356
	Tsuruha Holdings Inc.	276,400	13,075
	Tsumura & Co.	415,300	12,917
	Arcs Co. Ltd.	820,900	12,715
	JSP Corp.	710,500	12,654
	Glory Ltd.	546,500	12,002

			Market
			Value
		Shares	($000)
	Nitta Corp.	625,700	11,215
	Kuroda Electric Co. Ltd.	990,900	11,042
	Miura Co. Ltd.	370,100	10,515
	Daido Steel Co. Ltd.	1,838,000	10,506
	Nabtesco Corp.	391,800	10,030
	Trusco Nakayama Corp.	583,200	9,873
	Accordia Golf Co. Ltd.	15,214	9,813
	Shinko Plantech Co. Ltd.	814,300	9,124
	NEC Networks & System
	Integration Corp.	676,700	8,842
	Exedy Corp.	266,200	8,504
	Aica Kogyo Co. Ltd.	636,000	8,417
	Hitachi Transport System
	Ltd.	601,000	8,351
	Shinmaywa Industries Ltd.	1,868,000	7,972
	Takasago International
	Corp.	1,461,000	7,600
	Moshi Moshi Hotline Inc.	412,000	7,559
	Yushin Precision
	Equipment Co. Ltd.	385,300	7,138
	Tsutsumi Jewelry Co. Ltd.	271,000	6,762
	Hisaka Works Ltd.	562,000	6,352
	Sumida Corp.	603,400	5,767
	Nidec Copal Corp.	416,500	4,857
	Toyo Tanso Co. Ltd.	81,700	4,538
	Icom Inc.	130,000	3,853
	Nishimatsuya Chain
	Co. Ltd.	392,700	3,323
	Fujikura Kasei Co. Ltd.	486,200	2,846
	Nafco Co. Ltd.	141,300	2,442
	Daihatsu Diesel
	Manufacturing Co. Ltd.	214,000	1,433
*	Cosmos Pharmaceutical
	Corp.	28,300	1,254
	Disco Corp.	18,000	1,235
	Toyota Boshoku Corp.	78,700	1,226
	Dena Co. Ltd.	29,200	1,096
	Mori Seiki Co. Ltd.	79,700	1,026
	Benesse Holdings Inc.	24,600	1,023
	Teijin Ltd.	196,000	939
	Hino Motors Ltd.	194,000	920
	Fuji Heavy Industries Ltd.	123,000	916
	Shionogi & Co. Ltd.	55,800	905
*	Yamaha Motor Co. Ltd.	46,600	896
	Tokyo Ohka Kogyo Co. Ltd.	42,300	895
	Hoshizaki Electric Co. Ltd.	45,700	888
	Start Today Co. Ltd.	48,700	851
	Message Co. Ltd.	295	847
	Kakaku.com Inc.	139	801
	ABC-Mart Inc.	21,300	798
	Hitachi Metals Ltd.	58,000	764
	IBJ Leasing Co. Ltd.	29,900	738
	Mitsui-Soko Co. Ltd.	194,000	720
	Towa Pharmaceutical
	Co. Ltd.	13,300	693

International Explorer Fund

			Market
			Value
		Shares	($000)
	Dainippon Screen
	Manufacturing Co. Ltd.	71,000	659
	Osaka Securities Exchange
	Co. Ltd.	129	654
	Amada Co. Ltd.	80,000	642
	Nippon Denko Co. Ltd.	97,000	634
	Matsui Securities Co. Ltd.	127,600	629
	Jafco Co. Ltd.	24,400	625
	JSR Corp.	29,700	625
^	Torishima Pump
	Manufacturing Co. Ltd.	38,800	620
	Toyo Engineering Corp.	153,000	618
	Showa Denko KK	297,000	593
	Point Inc.	12,370	566
*	CyberAgent Inc.	157	565
	Megachips Corp.	32,500	555
	Proto Corp.	14,600	547
*	Kenedix Inc.	2,970	543
	Nihon Nohyaku Co. Ltd.	118,000	529
	Yaskawa Electric Corp.	44,000	515
	Japan Petroleum
	Exploration Co.	10,500	515
	Square Enix Holdings
	Co. Ltd.	29,300	488
	Sumitomo Real Estate
	Sales Co. Ltd.	10,040	409
	Acom Co. Ltd.	24,010	352
			467,991
Luxembourg (0.5%)
*	L’Occitane International
	SA	5,113,750	12,260
*	Reinet Investments SCA	45,253	805
*,2	O’Key Group SA GDR	68,559	722
			13,787
Mexico (0.2%)
*	Desarrolladora Homex
	SAB de CV ADR	205,715	5,807

Netherlands (5.2%)
^	Delta Lloyd NV	1,250,000	32,888
^	Imtech NV	820,252	31,151
	Fugro NV	300,000	27,498
^,*	TomTom NV	2,100,000	18,994
	Koninklijke Ten Cate NV	270,000	12,497
	Sligro Food Group NV	300,000	11,145
	CSM	280,000	10,726
^,*	LBi International NV	1,466,670	3,935
	HAL Trust	4,912	771
			149,605
New Zealand (1.2%)
	Fletcher Building Ltd.	3,825,586	28,519
*	Fletcher Building Ltd.
	(Australia Shares)	757,764	5,605
			34,124

			Market
			Value
		Shares	($000)
Norway (1.6%)
^	Storebrand ASA	1,170,997	12,162
*	Statoil Fuel & Retail ASA	810,000	9,081
*	Morpol ASA	2,310,000	8,951
^,*	Dockwise Ltd.	262,776	7,617
*	Pronova BioPharma AS	3,200,000	5,229
^	Kongsberg Gruppen AS	57,859	1,810
			44,850
Philippines (1.2%)
	Semirara Mining Corp.
	Class A	5,941,790	30,312
	Aboitiz Equity Ventures
	Inc.	6,059,900	5,618
			35,930
Russia (0.0%)
*	Pharmstandard OJSC GDR	26,344	680

Singapore (2.1%)
*	STX OSV Holdings Ltd.	8,862,000	8,138
	First Resources Ltd.	7,100,000	8,022
*	Biosensors International
	Group Ltd.	6,834,000	7,543
	Mapletree Industrial
	Trust	8,311,000	7,345
	SIA Engineering Co. Ltd.	1,472,000	5,017
	Neptune Orient Lines
	Ltd.	2,754,000	4,242
	Yanlord Land Group Ltd.	3,473,000	4,120
	UOL Group Ltd.	1,003,000	3,971
	SATS Ltd.	1,860,000	3,925
	SembCorp Industries Ltd.	863,000	3,813
*	Tiger Airways Holdings
	Ltd.	2,815,000	3,453
*	Indofood Agri Resources
	Ltd.	592,000	1,009
	Straits Asia Resources
	Ltd.	290,000	701
	CapitaCommercial Trust	458,000	540
			61,839
South Africa (0.0%)
	Aquarius Platinum Ltd.	130,938	755

South Korea (2.2%)
*	BS Financial Group Inc.	958,010	13,946
	Samsung SDI Co. Ltd.	65,669	11,767
	Mando Corp.	47,885	8,421
	Hankook Tire Co. Ltd.	195,190	7,840
	Hyundai Glovis Co. Ltd.	50,932	7,279
	Hyundai Development Co.	246,210	6,744
*	Taewoong Co. Ltd.	62,465	2,766
	Daum Communications
	Corp.	10,025	1,028
	LG Household & Health
	Care Ltd.	1,846	742

International Explorer Fund

			Market
			Value
		Shares	($000)
	CJ O Shopping Co. Ltd.	2,502	537
	Green Cross Corp.	3,959	514
	Hotel Shilla Co. Ltd.	19,130	470
			62,054
Spain (0.8%)
	Tecnicas Reunidas SA	210,000	13,191
*	Codere SA	450,000	7,286
	Pescanova SA	82,274	3,422
			23,899
Sweden (1.2%)
	Byggmax Group AB	2,500,000	24,022
	Kungsleden AB	810,718	8,554
	Bjoern Borg AB	66,982	656
	Bjoern Borg AB Rights
	Exp. 05/16/11	133,964	58
			33,290
Switzerland (4.5%)
*	Helvetia Holding AG	70,000	32,866
	Kuoni Reisen Holding AG	50,000	23,008
*	Gategroup Holding AG	350,000	18,758
*	Forbo Holding AG	20,000	16,366
	Orior AG	220,000	13,380
	Bank Sarasin & Cie AG
	Class B	195,507	8,591
	Implenia AG	200,474	7,271
	Banque Cantonale
	Vaudoise	10,000	6,148
*	Dufry Group	12,733	1,666
*	Temenos Group AG	32,124	1,069
	Straumann Holding AG	3,748	981
	Nobel Biocare Holding AG	25,912	576
			130,680
Taiwan (0.4%)
*	Bank of Kaohsiung	16,143,000	7,896
	Hung Poo Real Estate
	Development Corp.	2,807,000	3,372
			11,268
Thailand (0.1%)
	Quality Houses PCL	28,810,300	2,263

United Kingdom (15.1%)
*	Premier Oil plc	775,000	26,048
*	Sports Direct International
	plc	6,566,667	22,132
	Elementis plc	5,800,000	16,000
^,*	CSR plc	2,550,000	15,957
*	Gulfsands Petroleum plc	3,300,000	15,901
	Ultra Electronics
	Holdings plc	532,504	15,376
*	London Mining plc	1,966,210	14,253
	Homeserve plc	1,692,870	13,831
	Atkins WS plc	1,050,000	13,689
	Millennium & Copthorne
	Hotels plc	1,545,315	13,667

			Market
			Value
		Shares	($000)
	Dechra Pharmaceuticals
	plc	1,483,982	11,911
*	SIG plc	5,000,000	11,740
	JD Wetherspoon plc	1,300,000	9,885
	Grainger plc	4,936,145	9,508
	John Wood Group plc	800,000	9,283
*	Punch Taverns plc	7,000,000	9,209
	William Hill plc	2,450,082	9,160
	Telecom Plus plc	1,100,000	8,951
	Devro plc	1,860,201	8,897
*	Highland Gold Mining
	Ltd.	3,000,000	8,689
	CPP Group plc	3,855,275	8,215
	Booker Group plc	8,000,000	8,045
	Inchcape plc	1,300,000	7,936
*	BTG plc	1,878,398	7,814
	National Express Group
	plc	1,609,166	7,085
	Petropavlovsk plc	450,000	6,743
*	LMS Capital plc	6,150,108	6,503
	Eco Animal Health
	Group plc	1,618,166	6,142
	PV Crystalox Solar plc	6,769,272	6,111
*	QinetiQ Group plc	3,000,000	6,075
	Go-Ahead Group plc	253,964	6,010
	Informa plc	859,200	5,995
	Paragon Group of Cos.
	plc	1,905,916	5,511
	Micro Focus International
	plc	850,630	5,290
	Pace plc	1,886,770	5,076
	RM plc	2,034,198	5,028
	Hunting plc	359,049	4,861
	Travis Perkins plc	258,937	4,664
^	Lamprell plc	700,000	4,346
	Forth Ports plc	127,658	3,460
*	Findel plc	32,007,307	3,231
*	Cove Energy plc	2,050,923	3,215
	International Personal
	Finance plc	500,000	3,080
*	Wolfson Microelectronics
	plc	761,873	3,030
	Photo-Me International
	plc	3,947,604	3,002
	Carillion plc	400,000	2,625
	Speedy Hire plc	5,000,000	2,614
	Morgan Crucible Co. plc	500,000	2,599
*	BowLeven plc	500,000	2,453
	Future plc	7,510,000	2,441
*	AEA Technology plc	22,075,045	1,724
	Babcock International
	Group plc	154,627	1,656
*	Alexon Group plc	7,303,119	1,428
	Chemring Group plc	119,856	1,344

International Explorer Fund

			Market
			Value
		Shares	($000)
	Domino’s Pizza UK &
	IRL plc	158,471	1,226
^,*	Yell Group plc	10,000,000	1,192
*	Helphire plc	5,200,000	1,166
	Jupiter Fund
	Management plc	196,657	1,004
	Kier Group plc	43,206	963
	Savills plc	138,255	927
	Rightmove plc	51,573	914
	Hansteen Holdings plc	644,806	891
	Thomas Cook Group plc	302,926	869
	Persimmon plc	103,815	840
	James Fisher & Sons plc	90,750	836
	Close Brothers Group plc	55,903	758
*	Debenhams plc	663,686	758
	N Brown Group plc	147,484	749
	Land Securities Group plc	56,876	748
	Ashmore Group plc	102,806	642
^	HMV Group plc	3,445,971	620
*	Cookson Group plc	47,549	571
	Mears Group plc	138,879	560
*	Vallar plc	21,944	511
	Hampson Industries plc	468,311	206
*	Pinnacle Staffing Group
	plc	673,983	10
*	I-Mate plc	2,100,000	4
			436,404
Total Common Stocks
(Cost $2,131,967)			2,728,406

		Market
		Value
	Shares	($000)
Temporary Cash Investments (12.6%)[1]
Money Market Fund (12.3%)
[3,4] Vanguard Market
Liquidity Fund,
0.179%	355,596,852	355,597

	Face
	Amount
	($000)
Repurchase Agreement (0.1%)
Goldman, Sachs & Co.
0.050%, 5/2/11 (Dated
4/29/11, Repurchase Value
$1,500,000, collateralized
by Federal National
Mortgage Assn.
4.500%, 10/1/40)	1,500	1,500

U.S. Government and Agency Obligations (0.2%)
[5,6] Federal Home Loan Bank
Discount Notes,
0.210%, 6/3/11	8,000	7,999
Total Temporary Cash Investments
(Cost $365,095)		365,096
Total Investments (107.0%)
(Cost $2,497,062)		3,093,502
Other Assets and Liabilities (-7.0%)
Other Assets		32,555
Liabilities[4]		(235,949)
		(203,394)
Net Assets (100%)
Applicable to 161,238,087 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,890,108
Net Asset Value Per Share		$17.92

International Explorer Fund

At April 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,249,919
Undistributed Net Investment Income	6,069
Accumulated Net Realized Gains	32,760
Unrealized Appreciation (Depreciation)
Investment Securities	596,440
Futures Contracts	(522)
Forward Currency Contracts	4,319
Foreign Currencies	1,123
Net Assets	2,890,108

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $212,024,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 9.6%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the value of this security represented 0.0% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $222,037,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $7,999,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2011
($000)
Investment Income
Income
Dividends[1,2]	18,312
Interest[2]	164
Security Lending	731
Total Income	19,207
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,524
Performance Adjustment	483
The Vanguard Group—Note C
Management and Administrative	2,029
Marketing and Distribution	307
Custodian Fees	293
Shareholders’ Reports	10
Trustees’ Fees and Expenses	2
Total Expenses	5,648
Expenses Paid Indirectly	(26)
Net Expenses	5,622
Net Investment Income	13,585
Realized Net Gain (Loss)
Investment Securities Sold[2]	131,113
Futures Contracts	5,566
Foreign Currencies and Forward Currency Contracts	4,757
Realized Net Gain (Loss)	141,436
Change in Unrealized Appreciation (Depreciation)
Investment Securities	215,842
Futures Contracts	(419)
Foreign Currencies and Forward Currency Contracts	1,914
Change in Unrealized Appreciation (Depreciation)	217,337
Net Increase (Decrease) in Net Assets Resulting from Operations	372,358

1 Dividends are net of foreign withholding taxes of $1,163,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $153,000, and ($804,000) respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,585	36,580
Realized Net Gain (Loss)	141,436	109,840
Change in Unrealized Appreciation (Depreciation)	217,337	220,146
Net Increase (Decrease) in Net Assets Resulting from Operations	372,358	366,566
Distributions
Net Investment Income	(35,218)	(29,545)
Realized Capital Gain	—	—
Total Distributions	(35,218)	(29,545)
Capital Share Transactions
Issued	337,068	661,913
Issued in Lieu of Cash Distributions	31,579	26,292
Redeemed[1]	(251,342)	(501,045)
Net Increase (Decrease) from Capital Share Transactions	117,305	187,160
Total Increase (Decrease)	454,445	524,181
Net Assets
Beginning of Period	2,435,663	1,911,482
End of Period[2]	2,890,108	2,435,663

1 Net of redemption fees for fiscal 2011 and 2010 of $57,000 and $215,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $6,069,000 and $26,689,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.81	$13.55	$9.52	$24.70	$21.50	$17.99
Investment Operations
Net Investment Income	.082	.237	.238	.470	.480	.520
Net Realized and Unrealized Gain (Loss)
on Investments	2.252	2.225	4.148	(12.110)	4.950	4.740
Total from Investment Operations	2.334	2.462	4.386	(11.640)	5.430	5.260
Distributions
Dividends from Net Investment Income	(.224)	(.202)	(.356)	(.620)	(.580)	(.400)
Distributions from Realized Capital Gains	—	—	—	(2.920)	(1.650)	(1.350)
Total Distributions	(.224)	(.202)	(.356)	(3.540)	(2.230)	(1.750)
Net Asset Value, End of Period	$17.92	$15.81	$13.55	$9.52	$24.70	$21.50

Total Return[1]	14.91%	18.38%	47.88%	-53.80%	27.18%	31.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,890	$2,436	$1,911	$1,079	$3,252	$2,668
Ratio of Total Expenses to
Average Net Assets[2]	0.43%	0.39%	0.45%	0.36%	0.35%	0.44%
Ratio of Net Investment Income to
Average Net Assets	1.03%	1.67%	2.10%	2.59%	1.99%	2.56%
Portfolio Turnover Rate	44%	51%	52%	29%	45%	32%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.00%, 0.00%, (0.01%), 0.00% and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty,

International Explorer Fund

and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and for the period ended April 30, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc., and Wellington Management Co., LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P EPAC SmallCap Index. In accordance with the advisory contract entered into with Wellington Management Co., LLP, in June 2010, beginning May 1, 2011, the investment advisory fee will be subject to quarterly adjustments based on performance since July 31, 2010, relative to the S&P EPAC SmallCap Index.

International Explorer Fund

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.19% of the fund’s average net assets, before an increase of $483,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2011, the fund had contributed capital of $448,000 to Vanguard (included in Other Assets), representing 0.00% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2011, these arrangements reduced the fund’s management and administrative expenses by $26,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	145,518	2,582,884	4
Temporary Cash Investments	355,597	9,499	—
Futures Contracts—Liabilities[1]	(247)	—	—
Forward Currency Contracts—Assets	—	4,319	—
Total	500,868	2,596,702	4
1 Represents variation margin on the last day of the reporting period.

International Explorer Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended April 30, 2011:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2010	4
Change in Unrealized Appreciation (Depreciation)	—
Balance as of April 30, 2010	4

F. At April 30, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	4,319	4,319
Liabilities[1]	(247)	—	(247)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2011, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	5,566	—	5,566
Forward Currency Contracts	—	4,828	4,828
Realized Net Gain (Loss) on Derivatives	5,566	4,828	10,394

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(419)	—	(419)
Forward Currency Contracts	—	1,478	1,478
Change in Unrealized Appreciation (Depreciation) on Derivatives	(419)	1,478	1,059

International Explorer Fund

At April 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Topix Index	June 2011	299	31,451	(2,997)
Dow Jones EURO STOXX 50 Index	June 2011	582	25,446	1,190
S&P ASX 200 Index	June 2011	164	21,573	864
FTSE 100 Index	June 2011	101	10,163	421

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At April 30, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	6/15/11	JPY	2,820,520	USD	34,769	640
Brown Brothers Harriman & Co.	6/22/11	EUR	16,173	USD	23,959	1,390
Brown Brothers Harriman & Co.	6/22/11	AUD	18,464	USD	20,065	1,997
Brown Brothers Harriman & Co.	6/22/11	GBP	5,774	USD	9,623	292

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At April 30, 2011, the counterparty had deposited in a segregated account cash with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

International Explorer Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2011, the fund realized net foreign currency losses of $71,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2011, the fund realized gains on the sale of passive foreign investment companies of $1,084,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation through the most recent mark-to-market date for tax purposes on passive foreign investment company holdings at April 30, 2011, was $2,113,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2010, the fund had available capital loss carryforwards totaling $105,115,000 to offset future net capital gains through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2011, the cost of investment securities for tax purposes was $2,499,175,000. Net unrealized appreciation of investment securities for tax purposes was $594,327,000, consisting of unrealized gains of $719,915,000 on securities that had risen in value since their purchase and $125,588,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2011, the fund purchased $658,080,000 of investment securities and sold $546,245,000 of investment securities, other than temporary cash investments.

I. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Oct. 31, 2010		Proceeds from		Apr. 30, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
AEA Technology plc	1,303	734	48	—	NA1
1 Not applicable—At April 30, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.

International Explorer Fund

J. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2011	October 31, 2010
	Shares	Shares
	(000)	(000)
Issued	20,321	46,958
Issued in Lieu of Cash Distributions	1,940	1,900
Redeemed	(15,065)	(35,926)
Net Increase (Decrease) in Shares Outstanding	7,196	12,932

K. In preparing the financial statements as of April 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2010	4/30/2011	Period
Based on Actual Fund Return	$1,000.00	$1,149.06	$2.29
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.66	2.16

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of	Martha G. King
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of
Business Administration at Dartmouth College.	Chairman Emeritus and Senior Advisor

John J. Brennan
Executive Officers	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	Founder
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group since 2010; Assistant Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1262 062011

Vanguard High Dividend Yield
Index Fund Semiannual Report

April 30, 2011

> Vanguard High Dividend Yield Index Fund returned about 16% for the six months ended April 30, 2011.

> The fund closely tracked its benchmark index, the FTSE High Dividend Yield Index. Its return was slightly ahead of the average return of its peer funds.

> Energy, industrial, and consumer staples stocks contributed most to the fund’s return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended April 30, 2011

Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	16.30%
ETF Shares
Market Price	16.25
Net Asset Value	16.36
FTSE High Dividend Yield Index	16.44
Equity Income Funds Average	15.57

Equity Income Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2010 , Through April 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$15.94	$18.28	$0.239	$0.000
ETF Shares	40.22	46.13	0.623	0.000

1

Chairman’s Letter

Dear Shareholder,

As the U.S. economy has strengthened, corporate dividends have rebounded from their financial crisis lows, bringing dividend-oriented stocks back into favor. Vanguard High Dividend Yield Index Fund returned about 16% for the six months ended April 30, 2011. The fund’s result was in line with that of its benchmark index, the FTSE High Dividend Yield Index. It was slightly ahead of the average return of peer funds.

The 30-day SEC yield of the High Dividend Yield Index Fund Investor Shares stood at 2.90% as of April 30, more than 1 percentage point higher than the yield of the broader stock market as measured by Vanguard Total Stock Market Fund’s Investor Shares.

Strong returns around the globe
The headlines were dominated by political upheaval, natural and nuclear disaster, and economic distress, but global stock markets produced outstanding returns for the six months ended April 30. The broad U.S. stock market returned more than 17%. Although rising food and gasoline prices put pressure on consumer budgets, corporate earnings growth remained strong and the pace of new job creation bounced back from extremely depressed levels.

2

For the U.S.-based investors, international stock markets produced a smaller but still robust six-month return of 12.44% in U.S. dollars. Almost half of this return reflected exchange-rate gains produced largely by strength in the euro and currencies in emerging economies.

As the economy found its footing, rates edged higher
Rising longer-term interest rates put pressure on bond prices, which led to modest bond market returns for the six-month period. The broad taxable U.S. bond market returned about 0%. The broad municipal market returned –1.68%. The rise in rates reflected both confidence that the economic recovery would prove self-sustaining and thus nudge rates higher, and concern that higher rates would be necessary to provide some protection from inflation. Even so, inflation expectations remained subdued, as measured by the difference between the yields of inflation-protected and nominal U.S. Treasury bonds.

The return on short-term money market instruments such as the 3-month U.S. Treasury bill remained near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

All sectors benefited from a surge in dividend payouts
Over the past six months, many U.S. corporations reported strong earnings growth and increasingly robust financial

Market Barometer

			Total Returns
		Periods Ended April 30, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	17.12%	18.02%	3.30%
Russell 2000 Index (Small-caps)	23.73	22.20	3.89
Dow Jones U.S. Total Stock Market Index	17.28	18.40	3.65
MSCI All Country World Index ex USA (International)	12.44	19.73	3.55

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	0.02%	5.36%	6.33%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-1.68	2.20	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.02

CPI
Consumer Price Index	2.83%	3.16%	2.22%

3

health, which have translated to increased dividends for investors. Although dividend payouts have not reached their pre-crisis highs, the increase is noteworthy.

In the first quarter alone, dividends for publicly traded companies rose nearly 28% compared with the same period last year, according to Standard and Poor’s, which tracks dividends for more than 7,000 publicly traded companies.

The High Dividend Yield Index Fund’s return was in line with that of the FTSE High Dividend Yield Index, which at the end of the period included more than 430 large-cap stocks from a broad swath of industries. The fund reported gains across all sectors, with eight out of ten posting double-digit returns for the six months through April.

By far the best-performing stocks came from the energy sector, which has benefited from a sharp increase in crude oil prices since January, when political unrest in the Middle East and North Africa sparked fears of supply disruptions. Growing global demand for energy also helped keep prices high.

Exxon Mobil (+34%), which accounted for about 7% of the value of the FTSE High Dividend Yield Index (and thus the fund), was the biggest contributor for the period. The oil giant added 2 percentage points to

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.30%	0.18%	1.35%

The fund expense ratios shown are from the prospectus dated February 24, 2011, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2011, the fund’s annualized expense ratios were 0.28% for Investor Shares and 0.16% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Equity Income Funds.

4

the index’s total return for the six months. The company’s dividend was up 5% in the first quarter compared with the first quarter in 2010.

The industrial sector—among the first to benefit from the economic recovery—was the second-largest contributor to the index’s return for the period, with industrial conglomerates and heavy machinery manufacturers leading the way.

Consumer staples companies, representing the largest sector in the index and the fund, at nearly 19% of assets, on average, also boosted results. Tobacco, beverage, and food manufacturers were winners in this sector.

The financial sector, once a large component of the index and a historically important source of dividend income, regained some of the strength it had lost since late 2008. After being forced to put off dividend increases by the Federal Reserve, some banks passed regulatory “stress tests” and were allowed to raise their dividends for the first time since the financial crisis.

Tune out the noise, focus on the long term
The U.S. stock market posted solid returns over the past six months despite several hiccups caused by turmoil overseas. The market’s strong finish in April is encouraging and a reminder that it is nearly impossible to figure out how the market will react to unpredictable events.

There will always be unexpected news, such as the recent unrest in the Middle East and North Africa and the tragedy in Japan, that results in periodic jolts to stock markets worldwide. As tempting as it may be, we should not let such events influence the way we invest. We are probably best served as investors by remaining focused on our long-term investment goals.

No matter what the market’s direction will be in the short term, it is prudent to build a well-balanced, diversified portfolio that includes a mix of stocks, bonds, and short-term investments appropriate for your time horizon, financial objectives, and risk tolerance.

Vanguard High Dividend Yield Index Fund, with its focus on companies with higher-than-average yields, can play an important role in such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 11, 2011

5

High Dividend Yield Index Fund

Fund Profile
As of April 30, 2011

Share-Class Characteristics

	Investor		ETF
	Shares		Shares
Ticker Symbol	VHDYX		VYM
Expense Ratio[1]	0.30%		0.18%
30-Day SEC Yield	2.90%		3.02%

Portfolio Characteristics
	FTSE High		DJ
	Dividend		U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	434	436	3,817
Median Market Cap $80.3B		$80.3B	$31.8B
Price/Earnings Ratio	15.0x	15.1x	17.7x
Price/Book Ratio	2.5x	2.5x	2.4x
Return on Equity	22.1%	22.2%	18.9%
Earnings Growth Rate	2.0%	2.1%	5.9%
Dividend Yield	3.1%	3.1%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	30%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
	FTSE High		DJ
	Dividend		U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	6.5%	6.6%	11.8%
Consumer Staples	18.9	19.1	9.4
Energy	14.6	14.6	11.6
Financials	5.6	5.5	15.8
Health Care	12.5	12.6	11.1
Industrials	16.1	16.1	11.6
Information
Technology	8.8	8.8	18.5
Materials	3.4	3.4	4.5
Telecommunication
Services	5.5	5.3	2.6
Utilities	8.1	8.0	3.1

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	Index
R-Squared	1.00	0.92
Beta	1.00	0.95
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp	Integrated Oil &
	Gas	7.3%
Chevron Corp	Integrated Oil &
	Gas	3.6
Microsoft Corp	Systems Software	3.6
General Electric Co	Industrial
	Conglomerates	3.6
AT&T Inc	Integrated
	Telecommunication
	Services	3.1
Procter & Gamble Co	Household
	Products	3.0
Johnson & Johnson	Pharmaceuticals	3.0
Pfizer Inc	Pharmaceuticals	2.8
Coca-Cola Co	Soft Drinks	2.6
Wal-Mart Stores Inc	Hypermarkets &
	Super Centers	2.4
Top Ten		35.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2011, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2011, the annualized expense ratios were 0.28% for Investor Shares and 0.16% for ETF Shares.

6

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 16, 2006, Through April 30, 2011

Note: For 2011, performance data reflect the six months ended April 30, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	11/16/2006	15.25%	-0.04%
ETF Shares	11/10/2006
Market Price		15.41	0.31
Net Asset Value		15.35	0.28

See Financial Highlights for dividend and capital gains information.

7

High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (6.5%)
McDonald’s Corp.	330,575	25,887
Home Depot Inc.	519,308	19,287
Time Warner Inc.	346,287	13,110
Time Warner Cable Inc.	108,823	8,502
Yum! Brands Inc.	148,226	7,951
Comcast Corp. Class A
Special Shares	225,268	5,530
McGraw-Hill Cos. Inc.	97,961	3,964
Stanley Black & Decker Inc.	52,502	3,814
VF Corp.	34,234	3,443
Mattel Inc.	110,431	2,951
JC Penney Co. Inc.	74,704	2,872
Genuine Parts Co.	49,981	2,684
Whirlpool Corp.	24,067	2,074
Darden Restaurants Inc.	44,145	2,073
Hasbro Inc.	43,138	2,021
H&R Block Inc.	96,702	1,672
^,* Garmin Ltd.	46,280	1,584
Tupperware Brands Corp.	19,928	1,269
Leggett & Platt Inc.	46,361	1,219
Polaris Industries Inc.	10,726	1,131
Foot Locker Inc.	49,289	1,061
American Eagle
Outfitters Inc.	61,930	964
Weight Watchers
International Inc.	11,668	907
Service Corp. International	76,107	896
Choice Hotels
International Inc.	18,885	706
Brinker International Inc.	28,335	683
Regal Entertainment Group
Class A	41,514	572
Cinemark Holdings Inc.	27,079	550
Strayer Education Inc.	4,224	523
Pool Corp.	15,631	473
Hillenbrand Inc.	19,711	452
CTC Media Inc.	14,890	351

		Market
		Value
	Shares	($000)
Buckle Inc.	7,401	337
MDC Holdings Inc.	11,105	324
National CineMedia Inc.	17,348	303
Bob Evans Farms Inc.	9,608	301
Washington Post Co.
Class B	683	298
American Greetings Corp.
Class A	11,845	291
Meredith Corp.	8,713	291
Stewart Enterprises Inc.
Class A	27,945	227
Cato Corp. Class A	8,807	225
Superior Industries
International Inc.	8,394	212
Brown Shoe Co. Inc.	13,797	175
Barnes & Noble Inc.	14,251	157
Ameristar Casinos Inc.	7,333	146
Harte-Hanks Inc.	14,959	139
Nutrisystem Inc.	8,620	130
HOT Topic Inc.	13,800	93
Speedway Motorsports Inc.	5,212	81
Marcus Corp.	6,441	71
Christopher & Banks Corp.	11,229	69
Ambassadors Group Inc.	5,963	60
		125,106
Consumer Staples (18.9%)
Procter & Gamble Co.	886,935	57,562
Coca-Cola Co.	733,608	49,489
Wal-Mart Stores Inc.	828,471	45,549
Philip Morris
International Inc.	574,899	39,921
PepsiCo Inc.	504,094	34,727
Kraft Foods Inc.	553,529	18,587
Altria Group Inc.	659,126	17,691
Colgate-Palmolive Co.	156,496	13,200
Kimberly-Clark Corp.	128,152	8,466
General Mills Inc.	202,926	7,829
Archer-Daniels-Midland Co.	203,975	7,551
Sysco Corp.	184,601	5,337
HJ Heinz Co.	101,617	5,206

8

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Reynolds American Inc.	138,508	5,140
Kellogg Co.	87,497	5,011
Lorillard Inc.	46,118	4,912
Avon Products Inc.	135,247	3,974
Sara Lee Corp.	197,269	3,788
ConAgra Foods Inc.	138,116	3,377
Hershey Co.	53,124	3,066
Clorox Co.	43,576	3,036
JM Smucker Co.	37,739	2,833
Dr Pepper Snapple
Group Inc.	70,959	2,782
Campbell Soup Co.	79,911	2,684
Molson Coors Brewing Co.
Class B	51,391	2,505
McCormick & Co. Inc.	37,937	1,863
Hormel Foods Corp.	63,328	1,862
Flowers Foods Inc.	29,075	889
SUPERVALU Inc.	67,264	757
Lancaster Colony Corp.	6,588	403
Universal Corp.	7,395	321
Snyders-Lance Inc.	15,148	299
WD-40 Co.	5,389	224
Vector Group Ltd.	11,720	215
Nash Finch Co.	3,902	145
Weis Markets Inc.	3,368	139
Farmer Bros Co.	2,781	33
		361,373
Energy (14.6%)
Exxon Mobil Corp.	1,597,750	140,602
Chevron Corp.	635,188	69,515
ConocoPhillips	452,990	35,755
Marathon Oil Corp.	223,593	12,083
Williams Cos. Inc.	184,664	6,125
Spectra Energy Corp.	203,796	5,918
EQT Corp.	47,206	2,484
Linn Energy LLC	55,099	2,225
Southern Union Co.	39,175	1,171
Tidewater Inc.	16,326	972
Copano Energy LLC	20,733	743
Teekay Corp.	17,234	586
Ship Finance
International Ltd.	18,606	372
Nordic American
Tanker Shipping	14,803	340
Overseas Shipholding
Group Inc.	9,585	267
^ Knightsbridge Tankers Ltd.	7,524	168
Crosstex Energy Inc.	11,300	119
Tsakos Energy
Navigation Ltd.	11,184	116
Delek US Holdings Inc.	5,030	68
		279,629

		Market
		Value
	Shares	($000)
Financials (5.6%)
Travelers Cos. Inc.	136,603	8,644
Aflac Inc.	149,206	8,384
Chubb Corp.	94,177	6,139
BB&T Corp.	220,037	5,923
Allstate Corp.	167,832	5,679
Marsh & McLennan
Cos. Inc.	171,473	5,192
Northern Trust Corp.	76,366	3,818
Invesco Ltd.	146,447	3,642
M&T Bank Corp.	37,845	3,344
NYSE Euronext	82,433	3,301
XL Group plc Class A	98,440	2,404
New York Community
Bancorp Inc.	137,825	2,288
Willis Group Holdings plc	54,212	2,240
PartnerRe Ltd.	23,602	1,897
Cincinnati Financial Corp.	51,726	1,639
People’s United
Financial Inc.	118,657	1,624
Hudson City Bancorp Inc.	166,946	1,591
Everest Re Group Ltd.	17,438	1,589
First Niagara
Financial Group Inc.	96,968	1,396
Axis Capital Holdings Ltd.	39,233	1,387
Eaton Vance Corp.	37,347	1,261
HCC Insurance Holdings Inc.	36,396	1,184
Commerce Bancshares Inc.	27,565	1,173
Cullen/Frost Bankers Inc.	19,367	1,147
Waddell & Reed
Financial Inc. Class A	27,244	1,117
Fidelity National
Financial Inc. Class A	70,838	1,094
Old Republic
International Corp.	81,780	1,036
Arthur J Gallagher & Co.	34,393	1,024
Validus Holdings Ltd.	31,021	1,009
Erie Indemnity Co. Class A	11,926	864
Federated Investors Inc.
Class B	32,977	850
Alterra Capital Holdings Ltd.	36,588	804
Bank of Hawaii Corp.	15,211	742
Valley National Bancorp	51,147	732
Protective Life Corp.	27,161	731
Aspen Insurance
Holdings Ltd.	24,546	701
Endurance Specialty
Holdings Ltd.	15,481	686
StanCorp Financial
Group Inc.	14,612	630
American Financial
Group Inc.	17,225	616
Capitol Federal
Financial Inc.	53,242	603

9

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Hanover Insurance
Group Inc.	14,253	602
FirstMerit Corp.	34,259	599
Iberiabank Corp.	8,515	511
Westamerica
Bancorporation	9,253	470
Trustmark Corp.	20,066	466
Hancock Holding Co.	13,610	445
Astoria Financial Corp.	30,592	443
Northwest Bancshares Inc.	34,754	438
Unitrin Inc.	14,437	437
FNB Corp.	38,131	418
Greenhill & Co. Inc.	6,966	411
UMB Financial Corp.	9,624	405
RLI Corp.	6,613	392
Montpelier Re
Holdings Ltd.	21,173	383
First Financial
Bankshares Inc.	6,559	364
United Bankshares Inc.	13,737	359
BancorpSouth Inc.	26,232	355
BOK Financial Corp.	6,495	349
Glacier Bancorp Inc.	22,857	344
Mercury General Corp.	8,623	343
Park National Corp.	4,817	333
CVB Financial Corp.	33,699	328
Old National Bancorp	30,141	312
Selective Insurance
Group Inc.	17,219	304
First Financial Bancorp	18,237	301
Community Bank
System Inc.	11,775	295
International
Bancshares Corp.	16,085	283
Provident Financial
Services Inc.	19,170	278
NBT Bancorp Inc.	10,800	244
Safety Insurance Group Inc.	4,760	223
BGC Partners Inc. Class A	21,418	207
American National
Insurance Co.	2,523	200
Independent Bank Corp.	6,675	196
S&T Bancorp Inc.	8,725	178
Chemical Financial Corp.	8,686	175
WesBanco Inc.	8,451	172
Brookline Bancorp Inc.	18,530	171
Maiden Holdings Ltd.	22,814	170
Dime Community
Bancshares Inc.	10,964	170
City Holding Co.	4,959	169
Trustco Bank Corp. NY	24,786	149
Simmons First
National Corp. Class A	5,517	146
Flushing Financial Corp.	9,752	144
Harleysville Group Inc.	4,348	139

		Market
		Value
	Shares	($000)
Community Trust
Bancorp Inc.	4,725	134
Renasant Corp.	7,929	133
Republic Bancorp Inc.
Class A	5,830	127
United Fire & Casualty Co.	6,275	124
1st Source Corp.	5,792	123
Washington Trust
Bancorp Inc.	5,106	120
Advance America Cash
Advance Centers Inc.	19,925	117
Provident New York Bancorp	12,220	115
SY Bancorp Inc.	4,372	109
Tompkins Financial Corp.	2,587	105
Calamos Asset
Management Inc. Class A	6,402	104
First Financial Corp.	3,210	103
GFI Group Inc.	19,813	101
Oritani Financial Corp.	7,857	96
Arrow Financial Corp.	3,478	86
State Auto Financial Corp.	4,949	84
First Community
Bancshares Inc.	5,474	81
Bancfirst Corp.	1,919	77
Presidential Life Corp.	6,902	77
First Bancorp	5,179	72
Baldwin & Lyons Inc.	2,849	66
Kearny Financial Corp.	6,449	62
Bank Mutual Corp.	14,310	59
Suffolk Bancorp	3,031	50
Capital City Bank Group Inc.	3,917	44
		106,315
Health Care (12.5%)
Johnson & Johnson	870,161	57,187
Pfizer Inc.	2,554,492	53,542
Merck & Co. Inc.	973,882	35,011
Abbott Laboratories	488,931	25,444
Bristol-Myers Squibb Co.	542,298	15,239
Medtronic Inc.	343,122	14,325
Eli Lilly & Co.	364,074	13,474
Baxter International Inc.	185,130	10,534
Becton Dickinson and Co.	70,043	6,019
Cardinal Health Inc.	111,261	4,861
Pharmaceutical Product
Development Inc.	37,316	1,151
Lincare Holdings Inc.	30,495	958
Teleflex Inc.	12,562	792
Owens & Minor Inc.	20,108	693
Meridian Bioscience Inc.	9,687	239
Landauer Inc.	2,967	179
National Healthcare Corp.	3,199	149
Computer Programs &
Systems Inc.	1,763	104
		239,901

10

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Industrials (16.1%)
General Electric Co.	3,380,770	69,137
United Technologies Corp.	292,587	26,210
Caterpillar Inc.	201,112	23,210
3M Co.	224,326	21,807
Boeing Co.	231,865	18,498
United Parcel Service Inc.
Class B	229,694	17,220
Honeywell International Inc.	247,175	15,135
Emerson Electric Co.	239,221	14,535
Illinois Tool Works Inc.	158,230	9,242
Norfolk Southern Corp.	123,738	9,241
Lockheed Martin Corp.	114,875	9,104
General Dynamics Corp.	118,113	8,601
Tyco International Ltd.	150,152	7,318
Waste Management Inc.	151,237	5,968
Northrop Grumman Corp.	93,203	5,929
Eaton Corp.	106,184	5,684
Raytheon Co.	113,947	5,532
Rockwell Automation Inc.	44,838	3,907
Republic Services Inc.
Class A	121,387	3,838
Cooper Industries plc	52,110	3,437
L-3 Communications
Holdings Inc.	34,375	2,757
Pitney Bowes Inc.	64,469	1,583
Masco Corp.	114,186	1,532
Avery Dennison Corp.	35,389	1,477
Pentair Inc.	31,212	1,253
RR Donnelley & Sons Co.	64,862	1,223
Hubbell Inc. Class B	16,913	1,184
Snap-On Inc.	18,350	1,134
Graco Inc.	19,036	952
Crane Co.	18,522	924
Harsco Corp.	25,458	906
Ryder System Inc.	16,403	878
Alexander & Baldwin Inc.	13,113	691
Watsco Inc.	8,834	626
† Huntington Ingalls
Industries Inc.	15,581	623
GATX Corp.	14,620	618
Brady Corp. Class A	15,508	585
Applied Industrial
Technologies Inc.	13,472	475
Deluxe Corp.	16,118	436
Seaspan Corp.	21,463	408
Kaydon Corp.	10,339	400
HNI Corp.	14,220	391
Briggs & Stratton Corp.	15,762	372
Healthcare Services
Group Inc.	20,856	370
Mine Safety Appliances Co.	8,736	347
ABM Industries Inc.	12,652	308
Kaman Corp.	8,174	304
Aircastle Ltd.	18,687	233

		Market
		Value
	Shares	($000)
NACCO Industries Inc.
Class A	2,113	222
Albany International Corp.	8,781	222
McGrath Rentcorp	7,699	219
TAL International
Group Inc.	4,941	178
AZZ Inc.	3,966	174
Textainer Group
Holdings Ltd.	4,644	165
Ennis Inc.	8,070	151
Federal Signal Corp.	19,541	132
Apogee Enterprises Inc.	8,835	126
Navios Maritime
Holdings Inc.	23,791	126
US Ecology Inc.	4,240	78
CDI Corp.	4,420	66
		308,402
Information Technology (8.8%)
Microsoft Corp.	2,662,324	69,274
Intel Corp.	1,738,896	40,325
Accenture plc Class A	201,802	11,529
Automatic Data
Processing Inc.	155,927	8,474
Applied Materials Inc.	417,915	6,557
TE Connectivity Ltd.	141,610	5,077
Analog Devices Inc.	94,346	3,803
Paychex Inc.	115,256	3,770
Xilinx Inc.	82,069	2,861
Maxim Integrated
Products Inc.	94,611	2,587
Linear Technology Corp.	71,949	2,504
Microchip Technology Inc.	59,134	2,427
KLA-Tencor Corp.	53,122	2,332
National
Semiconductor Corp.	75,828	1,829
Broadridge Financial
Solutions Inc.	39,623	921
Diebold Inc.	21,036	711
Molex Inc.	22,785	615
Intersil Corp. Class A	39,327	581
Molex Inc. Class A	25,204	567
Earthlink Inc.	34,337	282
Comtech
Telecommunications Corp.	8,787	249
MTS Systems Corp.	4,829	214
Methode Electronics Inc.	11,527	142
United Online Inc.	20,259	134
Electro Rent Corp.	5,561	87
Renaissance Learning Inc.	3,897	47
		167,899
Materials (3.4%)
EI du Pont de
Nemours & Co.	289,219	16,425
Praxair Inc.	96,092	10,226

11

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Air Products &
Chemicals Inc.	67,872	6,483
PPG Industries Inc.	50,882	4,817
Nucor Corp.	99,351	4,665
Southern Copper Corp.	80,759	3,025
Eastman Chemical Co.	22,394	2,402
Vulcan Materials Co.	40,898	1,849
MeadWestvaco Corp.	53,328	1,797
International Flavors
& Fragrances Inc.	25,221	1,602
Sealed Air Corp.	50,509	1,302
Huntsman Corp.	56,373	1,175
Sonoco Products Co.	32,567	1,125
Bemis Co. Inc.	34,544	1,083
RPM International Inc.	41,190	968
Cabot Corp.	20,679	927
Temple-Inland Inc.	34,102	802
Packaging Corp. of America	24,423	697
Olin Corp.	25,047	645
Commercial Metals Co.	36,296	608
Sensient Technologies Corp.	15,742	596
Worthington Industries Inc.	23,577	509
Greif Inc. Class A	7,839	487
Arch Chemicals Inc.	7,948	307
Koppers Holdings Inc.	6,485	297
AMCOL International Corp.	7,423	276
A Schulman Inc.	9,979	253
Innophos Holdings Inc.	5,113	237
PH Glatfelter Co.	14,510	197
Myers Industries Inc.	8,162	87
		65,869
Telecommunication Services (5.5%)
AT&T Inc.	1,882,427	58,581
Verizon
Communications Inc.	903,235	34,124
CenturyLink Inc.	187,114	7,631
Frontier
Communications Corp.	313,887	2,596
Windstream Corp.	159,701	2,046
NTELOS Holdings Corp.	9,846	194
Alaska Communications
Systems Group Inc.	14,396	139
Atlantic Tele-Network Inc.	3,647	134
Consolidated
Communications
Holdings Inc.	7,025	129
		105,574
Utilities (8.1%)
Southern Co.	267,894	10,459
Exelon Corp.	209,145	8,815
Dominion Resources Inc.	183,966	8,540
Duke Energy Corp.	421,235	7,856
NextEra Energy Inc.	133,412	7,547
PG&E Corp.	125,526	5,784

		Market
		Value
	Shares	($000)
American Electric
Power Co. Inc.	151,037	5,510
FirstEnergy Corp.	132,475	5,294
Public Service Enterprise
Group Inc.	161,125	5,183
PPL Corp.	182,841	5,015
Consolidated Edison Inc.	92,055	4,798
Progress Energy Inc.	92,711	4,399
Sempra Energy	76,071	4,191
Edison International	103,250	4,055
Entergy Corp.	57,333	3,997
Xcel Energy Inc.	152,713	3,715
DTE Energy Co.	53,406	2,699
CenterPoint Energy Inc.	133,752	2,488
Oneok Inc.	33,684	2,356
Wisconsin Energy Corp.	74,055	2,311
Constellation Energy
Group Inc.	63,414	2,310
Ameren Corp.	75,727	2,220
Northeast Utilities	55,477	1,975
National Fuel Gas Co.	25,952	1,902
NiSource Inc.	87,744	1,707
SCANA Corp.	40,152	1,667
OGE Energy Corp.	30,775	1,636
American Water
Works Co. Inc.	55,355	1,626
CMS Energy Corp.	79,975	1,583
NSTAR	32,864	1,522
Pinnacle West Capital Corp.	34,404	1,493
MDU Resources Group Inc.	59,378	1,419
Alliant Energy Corp.	34,892	1,380
Pepco Holdings Inc.	71,219	1,372
TECO Energy Inc.	67,984	1,310
Integrys Energy Group Inc.	24,682	1,292
UGI Corp.	35,171	1,171
ITC Holdings Corp.	16,038	1,138
NV Energy Inc.	73,980	1,124
Westar Energy Inc.	37,835	1,029
AGL Resources Inc.	24,560	1,019
Atmos Energy Corp.	28,561	996
Aqua America Inc.	43,382	978
Questar Corp.	55,471	975
Great Plains Energy Inc.	42,809	881
DPL Inc.	27,804	842
Nicor Inc.	14,317	794
Hawaiian Electric
Industries Inc.	29,876	762
Vectren Corp.	25,704	735
Piedmont Natural
Gas Co. Inc.	22,774	723
Cleco Corp.	19,180	673
WGL Holdings Inc.	16,096	636
IDACORP Inc.	15,709	616
Portland General
Electric Co.	23,883	596

12

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Southwest Gas Corp.	14,560	579
New Jersey Resources Corp.	13,174	577
South Jersey Industries Inc.	9,428	542
UIL Holdings Corp.	15,934	507
Black Hills Corp.	13,661	475
Allete Inc.	11,261	456
Avista Corp.	18,055	440
Unisource Energy Corp.	11,454	425
PNM Resources Inc.	27,236	418
Northwest Natural Gas Co.	8,378	387
NorthWestern Corp.	11,429	372
MGE Energy Inc.	7,236	304
Empire District Electric Co.	13,139	295
CH Energy Group Inc.	4,996	268
Laclede Group Inc.	6,956	267
Otter Tail Corp.	11,266	263
California Water
Service Group	6,547	247
American States Water Co.	5,788	202
SJW Corp.	4,449	103
Central Vermont
Public Service Corp.	4,252	100
		154,341
Total Common Stocks
(Cost $1,635,247)		1,914,409
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.179%
(Cost $1,405)	1,405,202	1,405
Total Investments (100.1%)
(Cost $1,636,652)		1,915,814
Other Assets and Liabilities (-0.1%)
Other Assets		4,568
Liabilities[2]		(5,900)
		(1,332)
Net Assets (100%)		1,914,482

At April 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,657,584
Undistributed Net Investment Income	3,086
Accumulated Net Realized Losses	(25,350)
Unrealized Appreciation (Depreciation)	279,162
Net Assets	1,914,482

Investor Shares—Net Assets
Applicable to 30,044,774 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	549,083
Net Asset Value Per Share—
Investor Shares	$18.28

ETF Shares—Net Assets
Applicable to 29,601,830 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,365,399
Net Asset Value Per Share—
ETF Shares	$46.13

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,365,000.
* Non-income-producing security.
† Non-income producing security—new issue that has not paid a dividend as of April 30, 2011.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,405,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

13

High Dividend Yield Index Fund

Statement of Operations

Six Months Ended
April 30, 2011
($000)
Investment Income
Income
Dividends	24,547
Interest[1]	2
Security Lending	32
Total Income	24,581
Expenses
The Vanguard Group—Note B
Investment Advisory Services	107
Management and Administrative—Investor Shares	476
Management and Administrative—ETF Shares	599
Marketing and Distribution—Investor Shares	46
Marketing and Distribution—ETF Shares	152
Custodian Fees	64
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—ETF Shares	26
Trustees’ Fees and Expenses	1
Total Expenses	1,476
Net Investment Income	23,105
Realized Net Gain (Loss) on Investment Securities Sold	43,816
Change in Unrealized Appreciation (Depreciation) of Investment Securities	169,378
Net Increase (Decrease) in Net Assets Resulting from Operations	236,299
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,105	24,181
Realized Net Gain (Loss)	43,816	(40,717)
Change in Unrealized Appreciation (Depreciation)	169,378	134,572
Net Increase (Decrease) in Net Assets Resulting from Operations	236,299	118,036
Distributions
Net Investment Income
Investor Shares	(5,849)	(5,649)
ETF Shares	(16,468)	(17,618)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(22,317)	(23,267)
Capital Share Transactions
Investor Shares	194,418	117,470
ETF Shares	325,508	383,901
Net Increase (Decrease) from Capital Share Transactions	519,926	501,371
Total Increase (Decrease)	733,908	596,140
Net Assets
Beginning of Period	1,180,574	584,434
End of Period[1]	1,914,482	1,180,574
1 Net Assets—End of Period includes undistributed net investment income of $3,086,000 and $2,298,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

High Dividend Yield Index Fund

Financial Highlights

Investor Shares

	Six Months				Nov. 16,
	Ended				2006[1] to
	April 30,		Year Ended October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.94	$14.15	$14.20	$21.61	$20.00
Investment Operations
Net Investment Income	.237	.415	.468[2]	.589	.542[2]
Net Realized and Unrealized Gain (Loss)
on Investments	2.342	1.792	(.070)	(7.409)	1.477
Total from Investment Operations	2.579	2.207	.398	(6.820)	2.019
Distributions
Dividends from Net Investment Income	(.239)	(.417)	(.448)	(.590)	(.409)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.239)	(.417)	(.448)	(.590)	(.409)
Net Asset Value, End of Period	$18.28	$15.94	$14.15	$14.20	$21.61

Total Return[3]	16.30%	15.79%	3.27%	-32.17%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$549	$296	$155	$77	$67
Ratio of Total Expenses to
Average Net Assets	0.28%	0.30%	0.35%	0.35%	0.40%[4]
Ratio of Net Investment Income to
Average Net Assets	2.94%	2.86%	3.63%	3.41%	2.43%[4]
Portfolio Turnover Rate[5]	30%	34%	20%	11%	11%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Financial Highlights

ETF Shares

	Six Months				Nov. 10,
	Ended				2006[1] to
	April 30,		Year Ended October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$40.22	$35.70	$35.84	$54.55	$50.04
Investment Operations
Net Investment Income	.620	1.092	1.235[2]	1.553	1.405[2]
Net Realized and Unrealized Gain (Loss)
on Investments	5.913	4.527	(.198)	(18.703)	4.190
Total from Investment Operations	6.533	5.619	1.037	(17.150)	5.595
Distributions
Dividends from Net Investment Income	(.623)	(1.099)	(1.177)	(1.560)	(1.085)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.623)	(1.099)	(1.177)	(1.560)	(1.085)
Net Asset Value, End of Period	$46.13	$40.22	$35.70	$35.84	$54.55

Total Return	16.36%	15.93%	3.38%	-32.07%	11.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,365	$884	$430	$161	$115
Ratio of Total Expenses to
Average Net Assets	0.16%	0.18%	0.20%	0.20%	0.25%[3]
Ratio of Net Investment Income to
Average Net Assets	3.06%	2.98%	3.78%	3.56%	2.58%[3]
Portfolio Turnover Rate[4]	30%	34%	20%	11%	11%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and for the period ended April 30, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

18

High Dividend Yield Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2011, the fund had contributed capital of $283,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At April 30, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2011, the fund realized $2,665,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2010, the fund had available capital loss carryforwards totaling $66,500,000 to offset future net capital gains of $609,000 through October 31, 2015, $5,260,000 through October 31, 2016, $17,104,000 through October 31, 2017, and $43,527,000 through October 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2011, the cost of investment securities for tax purposes was $1,636,652,000. Net unrealized appreciation of investment securities for tax purposes was $279,162,000, consisting of unrealized gains of $288,945,000 on securities that had risen in value since their purchase and $9,783,000 in unrealized losses on securities that had fallen in value since their purchase.

19

High Dividend Yield Index Fund

E. During the six months ended April 30, 2011, the fund purchased $759,412,000 of investment securities and sold $238,709,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2011	October 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	240,026	14,097	172,365	11,302
Issued in Lieu of Cash Distributions	4,896	288	4,536	300
Redeemed	(50,504)	(2,941)	(59,431)	(3,924)
Net Increase (Decrease)—Investor Shares	194,418	11,444	117,470	7,678
ETF Shares
Issued	334,156	7,820	387,936	10,039
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(8,648)	(200)	(4,035)	(100)
Net Increase (Decrease)—ETF Shares	325,508	7,620	383,901	9,939

G. In preparing the financial statements as of April 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended April 30, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	10/31/2010	4/30/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,162.99	$1.50
ETF Shares	1,000.00	1,163.62	0.86
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.41	$1.40
ETF Shares	1,000.00	1,024.00	0.80

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.16% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard High Dividend Yield Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management since the fund’s inception in 2006, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations, and that the results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of	Martha G. King
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of
Business Administration at Dartmouth College.	Chairman Emeritus and Senior Advisor

John J. Brennan
Executive Officers	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	Founder
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group since 2010; Assistant Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	“FTSE®” is a trademark jointly owned by the London
Direct Investor Account Services > 800-662-2739	Stock Exchange plc and The Financial Times Limited
Institutional Investor Services > 800-523-1036	and is used by FTSE International Limited under license.
Text Telephone for People	The FTSE High Dividend Yield Index is calculated by
With Hearing Impairment > 800-749-7273	FTSE International Limited. FTSE International Limited
does not sponsor, endorse, or promote the fund; is not
in any way connected to it; and does not accept any
This material may be used in conjunction	liability in relation to its issue, operation, and trading.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6232 062011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2011

VANGUARD WHITEHALL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 16, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.